EXHIBIT 10.18


                                 REVOLVING NOTE

$1,000,000
Minneapolis, Minnesota
                                                                   June 26, 1997

                  For value received, the undersigned, RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay ON DEMAND to the order of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Dollars ($1,000,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

                  This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.

                                             RSI SYSTEMS, INC.


                                             By
                                               --------------------------------
                                               Donald C. Lies
                                               Its President and Chief Executive
                                                    Officer

                         CREDIT AND SECURITY AGREEMENT

                            Dated as of June 26, 1997

      RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

      Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            "Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis, whether now existing or hereafter arising.

            "Advance" means a Revolving Advance.

            "Agreement" means this Credit and Security Agreement, as amended, supplemented and restated from time to time.

            "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

            "Book Net Worth" means the aggregate of the common stockholders' equity of the Borrower, determined in accordance with GAAP, but excluding any capital stock (including the conversion of debt to equity) for which the Borrower has not received readily available funds on approximately the same day such capital stock was issued.

            "Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

                  (a) the Maximum Line less the Norwest Minnesota Revolving
            Advances; or

                  (b) the sum of:

                        (i) the lesser of (A) 75% of Eligible Accounts, plus

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                        (ii) 100% of Eligible Certificates of Deposits.

            "Collateral" has the meaning given in Section 3.1.

            "Credit Facility" means the discretionary credit facility being made available to the Borrower by the Lender pursuant to Article II.

            "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

            "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

            "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

            "Default Rate" means an annual rate equal to three percent (3%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

            "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible Accounts:

                  (i) That portion of Accounts over 90 days past invoice date
            [or, if the Lender in its discretion has determined that a particular dated Account of 120 days or less from invoice date may be eligible, that portion of such Account which is more than 30 days past the stated due date];

                  (ii) That portion of Accounts that are disputed or subject to a claim of offset or a contra account;

                  (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                  (iv) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                  (v) Accounts owed by an account debtor located outside the
            United States;

                  (vi) Accounts owed by an account debtor that is the subject of bankruptcy proceedings or has gone out of business;

                  (vii) Accounts owed by a shareholder, subsidiary, affiliate, officer or employee of the Borrower;

                  (viii) Accounts not subject to a duly perfected security
            interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender or Norwest Minnesota;

                  (ix) That portion of Accounts that have been restructured, extended, amended or modified;

                  (x) That portion of Accounts that constitutes finance charges, service charges or sales or excise taxes;

                  (xi) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or
            (ix) above; and

                  (xii) Accounts, or portions thereof, otherwise deemed
            ineligible by the Lender in its sole discretion.

            "Eligible Certificates of Deposit" means those certificates of deposit (i) issued by a bank acceptable to the Lender in its sole discretion, and (ii) in which the Lender has a first perfected and senior security interest, provided, however, that the Lender may deem any or all of such certificates of deposits ineligible at any time, in its sole discretion.

            "Event of Default" has the meaning specified in Section 7.1.

            "Floating Rate" means an annual rate equal to the sum of the Base Rate plus four percent (4%), which annual rate shall change when and as the Base Rate changes.

            "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.2.

            "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired.

            "Loan Documents" means this Agreement, the Note, the Security Documents and the Disclosure by the Borrower in favor of the Lender of even date herewith.

            "Maturity Date" has the meaning given in Section 2.3.

            "Maximum Line" means $1,000,000.

            "Norwest Bank Credit Agreement" means that certain Credit Agreement by and between Norwest Minnesota and the Borrower of even date herewith.

            "Norwest Bank Credit Facility" means the credit facility extended to the Borrower pursuant to the Norwest Bank Credit Agreement.

            "Norwest Minnesota" means Norwest Bank Minnesota, National Association, a national banking association.

            "Norwest Minnesota Revolving Advances" means the outstanding principal balance of the revolving advances as of a given date made by Norwest Minnesota to the Borrower pursuant to the Norwest Bank Credit Agreement.

            "Note" means the Revolving Note.

            "Obligations" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, including all indebtedness arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

            "Original Maturity Date" means the one year anniversary of the date of this Agreement.

            "Patent and Trademark Security Agreement" means the Patent and Trademark Security Agreement by the Borrower in favor of the Lender of even date herewith.

            "Permitted Liens" "Permitted Liens" means security interests, liens and encumbrances acceptable to the Lender in its sole discretion including without limitation those liens described on Exhibit C.

            "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Premises" means all premises where the Borrower conducts its business and has any rights of possession.

            "Revolving Advance" has the meaning given in Section 2.1.

            "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto.

            "Security Documents" means this Agreement and the Patent and Trademark Security Agreement, and the Collateral Account Agreement and the Lockbox Agreement, each of even date herewith and by and among the Borrower, the Lender and Norwest Bank Minnesota, National Association.

            "Security Interest" has the meaning given in Section 3.1.

            "Support Agreement" means the Management Support Agreement by Donald Lies, of even date herewith.

            "Termination Date" means the Maturity Date or the date the Lender demands payment pursuant to Section 2.3 or Section 7.2, or the Borrower terminates the Credit Facility pursuant to Section 2.4, as the case may be.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Minnesota.

                                   ARTICLE II

                     Amount and Terms of the Credit Facility

      Section 2.1 Revolving Advances. The Lender may, in its sole discretion, make advances to the Borrower from time to time from the date this Agreement is signed and delivered to the Termination Date, on the terms and subject to the conditions herein set forth (each a "Revolving Advance"). The Lender shall not consider any request for a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Borrowing Base. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.1, the Borrower may request Revolving Advances, prepay, and request additional Revolving Advances. The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Minneapolis time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone.

      Section 2.2 Interest; Default Interest. All interest shall be payable monthly in arrears on the first day of the month and on demand.

            (a) REVOLVING NOTE. Except as set forth in subsection (c) and (d), the outstanding principal balance of the Advances shall bear interest at the Floating Rate.

            (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to subsections (a) and (c), the Borrower shall pay to the Lender interest of not less than $56,000 per calendar year during the term of this Agreement (prorated for less than full year), and the Borrower shall pay any deficiency between (i) such minimum interest charge and (ii) the sum of the amount of interest otherwise calculated under Sections (a) and (c) hereof plus the amount of interest paid during the same period under the Norwest Bank Credit Agreement. Such minimum interest charge deficiency shall be payable in arrears on the first day of the following calendar year.

            (c) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

            (d) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

      Section 2.3 Discretionary Nature of Credit Facility; Automatic Renewal. THE LENDER MAY AT ANY TIME AND FOR ANY REASON REFUSE TO MAKE AN ADVANCE AND/OR DEMAND PAYMENT OF THE ADVANCES AND TERMINATE THIS AGREEMENT WHETHER BORROWER IS OR IS NOT IN COMPLIANCE WITH THIS AGREEMENT. The Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, in order to refuse to make any requested Advance or to demand payment of the Advances. Unless terminated by the Lender at any time or by the Borrower pursuant to Section 2.4, this Agreement shall remain in effect until the Original Maturity Date and, thereafter, shall automatically renew for successive one year periods. Each such anniversary date is herein referred to as a "Maturity Date".

      Section 2.4 Termination by Borrower.

            (a) TERMINATION BY BORROWER. The Borrower may terminate this Agreement at any time and, subject to payment and performance of all Obligations, may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law by (i) giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement, (ii) terminating the Norwest Bank Credit Agreement pursuant to the terms thereof, and (iii) paying the Lender a prepayment fee in accordance with subsection (b) if the Borrower terminates this Agreement effective as of any date other than a Maturity Date.

            (b) PREPAYMENT FEE. If the Borrower desires to terminate this Agreement as of any date other than a Maturity Date, or as of a Maturity Date but without giving at least 90 days' prior written notice thereof, it shall (i) give at least 30 days' prior written notice to the Lender of the Borrower's intention to do so, and (ii) pay to the Lender a prepayment fee equal to the greater of (A) 2.00% of the Maximum Line, or (B) $56,000 less all interest paid since the date hereof, or, if this Agreement is renewed pursuant to Section 2.3 hereof, since the last Maturity Date; provided, however, that such prepayment fee shall be waived if such prepayment is made because of increased cash flow generated from the Borrower's operations in the normal course of business or refinancing by an affiliate of the Lender.

      Section 2.5 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess.

      Section 2.6 Advances Without Request. The Borrower hereby authorizes the Lender, in its discretion, at any time or from time to time without the Borrower's request, to make Revolving Advances to pay accrued interest, fees, uncollected items that have been applied to the Obligations, and other Obligations due and payable from time to time.

      Section 2.7 Origination Fee. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of $10,000, due and payable upon the execution of this Agreement. The Lender acknowledges receipt of $7,500 toward payment of this fee and the fees, costs and expenses described in Section 8.2.

                                   ARTICLE III

                                Security Interest

      Section 3.1 Grant of Security Interest. The Borrower hereby grants to the Lender a security interest (the "Security Interest") in the following collateral (the "Collateral"), as security for the payment and performance of the
Obligations:

      INVENTORY: All inventory of Borrower, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located;

      ACCOUNTS AND OTHER RIGHTS TO PAYMENT: Each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by Borrower or by some other Person who subsequently transfers such Person's interest to Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including all of Borrower's rights to payment in the form of all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles;

      EQUIPMENT: All of the Borrower's equipment, as such term is defined in the UCC whether now or hereafter owned, including all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by Borrower;

      GENERAL INTANGIBLES: All of Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future contract rights, patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Borrower's name, and the goodwill of Borrower's business; and

      INVESTMENT PROPERTY: All of Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities;

      together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and, in the case of all tangible property, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

      Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

      Section 3.3 Occupancy.

            (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of each premises where Borrower conducts its business and has any rights of possession (the "Premises") at any time during any Default Period.

            (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender in good faith considers related.

            (c) The Lender's right to hold the Premises shall terminate upon the earlier of payment in full of all Obligations, or final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

            (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof.

      Section 3.4 License. Without limiting the generality of the Patent and Trademark Security Agreement, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use, sub-license or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral following an Event of Default.

      Section 3.5 Filing a Copy. A carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Borrower is sufficient as a financing statement.

                                   ARTICLE IV

                              Conditions of Lending

      Section 4. 1 Conditions Precedent to the Lender's Willingness to Consider Making Advances. The Lender's willingness to consider making an initial Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the
Lender:

            (a) This Agreement, properly executed by the Borrower.

            (b) The Note, properly executed by the Borrower.

            (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease in favor of the Lender and Norwest Minnesota.

            (d) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of liens,
      (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

            (e) An acknowledgment and waiver of liens from each warehouse in which the Borrower is storing Inventory.

            (f) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, (i) an acknowledgment and waiver of liens from each subcontractor who has possession of the Borrower's goods from time to time, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement covering such Person's property other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

            (g) An acknowledgment and agreement from each licensor in favor of the Lender, together with a true, correct and complete copy of all license agreements in favor of the Lender and Norwest Minnesota.

            (h) The Collateral Account Agreement, properly executed by the Borrower and Norwest Minnesota.

            (i) The Lockbox Agreement, properly executed by the Borrower and Norwest Minnesota.

            (j) The Patent and Trademark Security Agreement, properly executed by the Borrower.

            (k) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except Permitted Liens or liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

            (l) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

            (m) A current certificate issued by the Secretary of State of Minnesota, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Minnesota.

            (n) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

            (o) A certificate of Good Standing of the Borrower confirming, in his personal capacity, the representations and warranties set forth in
      Article V and the Disclosure.

            (p) A support agreement in favor of the Lender and Norwest Minnesota, properly executed by Donald C. Lies, the Borrower's President and Chief Executive Officer, in his personal capacity.

            (q) An opinion of counsel to the Borrower, addressed to the Lender.

            (r) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

            (s) Delivery to the Lender of all certificates of deposit which the Borrower requests the Lender designate as Eligible Certificates of Deposit, together with a Collateral Pledge Agreement for each such certificate of deposit, and any other security document or agreement which the Lender may request.

            (t) A copy of the Norwest Bank Credit Agreement, executed by Norwest Minnesota and the Borrower, and evidence that of all documents required pursuant to the terms of the Norwest Bank Credit Agreement have been duly executed and delivered.

            (u) Payment of the fees and commissions due through the date of the initial Advance and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 8.2, including all legal expenses incurred through the date of this Agreement.

            (v) Such other documents as the Lender in its sole discretion may require.

      Section 4.2 Conditions Precedent to All Advances. The Lender will not consider any request for an Advance unless on such date:

            (a) the representations and warranties contained in Article V and the Disclosure are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

            (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         Representations and Warranties

      The Borrower represents and warrants to the Lender as follows:

      Section 5.1 Name; Locations; Tax ID No.; Subsidiaries. During its existence, the Borrower has done business solely under its corporate name as set forth herein and under such trade names and such other corporate names as disclosed to Lender in writing before this Agreement is signed and delivered. The address of Borrower's chief executive office and principal place of business and its federal tax identification number are set forth below its signature to this Agreement. All Inventory is located at that location or at one of the other locations disclosed to Lender in writing before this Agreement is signed and delivered. The Borrower has no subsidiaries except as disclosed to Lender in writing before this Agreement is signed and delivered.

      Section 5.2 Financial Condition; No Adverse Change. Before this Agreement was signed and delivered, the Borrower furnished the Lender its audited financial statements for its fiscal year ended June 30, 1996 and its unaudited financial statements for the fiscal year to day ending March 31, 1997, each certified by the Borrower. Those statements fairly present the Borrower's financial condition as of the dates indicated therein and the results of its operations for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

                                   ARTICLE VI

                            Covenants of the Borrower

      So long as the Advances or any amount owing to Lender hereunder shall remain unpaid, the Borrower will comply with the requirements in this Article, unless the Lender shall otherwise consent in writing.

      Section 6.1 Reporting Requirements. The Borrower will deliver to the Lender each of the following in form and detail acceptable to the Lender:

            (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements prepared in accordance with GAAP; together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.7 and 6.8 and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP, that they fairly present the Borrower's financial condition and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

            (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statement of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments and fairly represent the Borrower's financial condition and the results of its operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections
      6.7 and 6.8;

            (c) within 15 days after the end of each month, agings of the Borrower's accounts receivable and accounts payable and an accounts receivable certification as of the end of such month;

            (d) as soon as available and in any event within 15 days of receipt thereof, a copy of the checking account statement of the Borrower as of the last day of each month from each bank with which Borrower maintains a checking account, such statements to be provided to the Lender directly by each such bank or by the Borrower with respect to a bank that is unwilling to send them to the Lender;

            (e) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

            (f) as soon as available and in any event within three (3) days after they are due, copies of tax payments due and paid and written notice of any and all taxes due but not paid;

            (g) as soon as possible and in any event within three (3) days after it is due, a copy of the Borrower's rent payment to Rice Real Estate Company and written notice of any rent due to Rice Real Estate Company but not paid;

            (h) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

      Section 6.2 Inspection. Upon the Lender's request, the Borrower will permit any officer, employee, attorney, agent or accountant for the Lender to audit, review, make extracts from or copy any and all records of the Borrower and to inspect the Collateral at all times during ordinary business hours.

      Section 6.3 Account Verification. The Lender may at any time and from time to time send, or request the Borrower to send, requests for verification of Accounts or notices of assignment to account debtors and other obligors. The Borrower authorizes the Lender to verify Accounts as frequently as daily and the Borrower understands the Lender intends to do so by telephone and/or in writing.

      Section 6.4 No Other Liens. The Borrower will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest, the Permitted Liens, purchase money security interests in equipment, and other security interests approved by the Lender in writing.

      Section 6.5 Insurance. The Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision

(for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with a lender's loss payable clause in favor of Lender to the extent of its interest.

      Section 6.6 Lockbox; Collateral Account. The Borrower has provided the Lender with agreements regarding a lockbox and a collateral account in connection with the collection of Accounts.

      Section 6.7 Minimum Tangible Net Worth. The Borrower will maintain its Tangible Net Worth, determined as at the end of each month, at an amount not less than $350,000.

      Section 6.8 Minimum Book Net Worth. The Borrower will maintain, during each period described below, its Book Net Worth determined as at the end of each month, at an amount not less than the amount set forth opposite such period:

              PERIOD                 MINIMUM BOOK NET WORTH
              ------                 ----------------------
        May, 1997 through
         September, 1997                    $850,000

          October, 1997                     $950,000

      November, 1997 through
          December, 1997                   $1,100,000

      Section 6.9 Renewal of Financial Covenants. On or before December 31 of each year, the Lender shall establish acceptable covenant levels for Sections
6.7 and 6.8 based upon the Borrower's projections for such periods. The Lender shall negotiate in good faith with the Borrower to establish such covenant levels, provided that (a) in no event shall such covenant levels be less stringent than the present levels and (b) if for any reason the Borrower and the Lender do not enter into legally binding documentation establishing such covenants at levels acceptable to the Lender in its reasonable discretion on or prior to December 31 of such year, such failure shall constitute an Event of Default hereunder.

      Section 6.10 No Sale or Transfer of Collateral and Other Assets. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (a) the stock of any subsidiary, (b) all or a substantial part of its assets, or (c) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to anyone other than the sale of Inventory in the ordinary course of business.

      Section 6.11 Place of Business; Name. The Borrower will not change the location of its chief executive office or principal place of business from that disclosed pursuant to Section 5.1 unless the Borrower has delivered written notice to the Lender at least thirty (30) days prior to such change. The Borrower will not permit any tangible Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name unless the Borrower has delivered written notice to the Lender at least thirty (30) days prior to such name change.

                                   ARTICLE VII

                     Events of Default, Rights and Remedies

      Section 7.1 Events of Default. An "Event of Default" as used herein shall mean any of the following:

            (a) Failure to pay the Note when demanded, and in this connection Borrower hereby waives presentment, notice of dishonor and protest;

            (b) A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code naming the Borrower or such Guarantor as debtor;

            (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in any Loan Document.

            (d) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in the Norwest Bank Credit Agreement.

      Section 7.2 Rights and Remedies. As provided in Section 2.3, the Lender may, at any time and for any reason, refuse to make any requested Advance or demand payment of the Obligations. In addition, upon the occurrence of an Event of Default or at any time thereafter, the Lender may exercise any or all of the following rights and remedies:

            (a) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

            (b) The Lender may exercise any other rights and remedies available to it by law or agreement.

The remedies provided hereunder are cumulative.

      Section 7.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.1) at least 10 calendar days before the date of intended disposition or other action.

                                  ARTICLE VIII

                                  Miscellaneous

      Section 8.1 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be (i) personally delivered, (ii) sent by first class United States mail, (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopy number as set forth below its signature to this Agreement.

      Section 8.2 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses (including legal fees) incurred by the Lender in connection with the Loan Documents and any other document or agreement related thereto, and the transactions contemplated hereby, including wire transfer and ACH charges, the cost of credit reports, overadvance fees, the expense of any auditors (at the rate established from time to time by the Lender as its audit fees, which fees are currently $62.50 per hour per auditor, plus out of pocket expenses), and fees and expenses in enforcing this Agreement.

      Section 8.3 Indemnity. In addition to the payment of expenses pursuant to
Section 8.2, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

            (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Advances;

            (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the

      Advances, this Agreement and the other Loan Documents or the use or intended use of the proceeds of the Advances; and

            (iii) any claim, loss or damage to which any Indemnitee may be subjected as a result of any violation of any federal, state, local or other governmental statute, regulation, law, or ordinance dealing with the protection of human health and the environment.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, then the Borrower or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 8.3 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

      Section 8.4 Binding Effect; Assignment; Counterparts; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

      Section 8.5 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement and the Note shall be governed by and construed in accordance with the laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota located in Minneapolis, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY

ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

      IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

NORWEST BUSINESS CREDIT, INC.                RSI SYSTEMS, INC.


By /s/ Roger A. Pfiffner                     By /s/ Donald C. Lies
   --------------------------------             --------------------------------
   Roger A. Pfiffner                            Donald C. Lies
   Its Vice President                           Its President and
                                                Chief Executive Officer

Address:                                     Address:

    Norwest Center                               7400 Metro Blvd.
    Sixth Street and Marquette Avenue            Suite 475
    Minneapolis, Minnesota 55479-0152            Edina, Minnesota  55439

Telecopy No. 612/341-2472                    Telecopy No. (612) 896-3030

Federal Tax ID No. 41-1712687                Federal Tax I.D. No. 41-1767211

                                     Exhibit  A to Credit and Security Agreement

                                 REVOLVING NOTE

$1,000,000
Minneapolis, Minnesota                                             June 26, 1997

      For value received, the undersigned, RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay ON DEMAND to the order of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Dollars ($1,000,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

      This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.

                                             RSI SYSTEMS, INC.


                                             By
                                                --------------------------------
                                                Donald C. Lies
                                                Its President and
                                                Chief Executive Officer

                                      Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE

To:   Roger A. Pfiffner
      Norwest Business Credit, Inc.

Date: __________________, 199___

Subject:   RSI Systems, Inc.
           Financial Statements

      In accordance with our Credit and Security Agreement dated as of June 26, 1997 (the "Credit Agreement"), attached are the financial statements of RSI Systems, Inc. (the "Borrower") as of and for ________________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

      I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

            Events of Default. (Check one):

      |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

      |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

            Financial Covenants. I further hereby certify as follows:

            1. Minimum Tangible Net Worth. Pursuant to Section 6.7 of the Credit Agreement, as of the Reporting Date the Borrower's Tangible Net Worth was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $350,000.

            2. Minimum Book Net Worth. Pursuant to Section 6.8 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date [as set forth in table below:

                   Period              Minimum Book Net Worth
                   ------              ----------------------
             May, 1997 through
              September, 1997                 $850,000

               October, 1997                  $950,000

          November, 1997 through
              December, 1997                 $1,100,000

      Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                             RSI SYSTEMS, INC.


                                             By ________________________________

                                                Its Chief Financial Officer

                                      Exhibit C to Credit and Security Agreement

                                 PERMITTED LIENS
                                 ---------------
   Creditor     Collateral     Jurisdiction     Filing Date     Filing No.
   --------     ----------     ------------     -----------     ----------

                                  NONE

                                   DISCLOSURE

                                RSI Systems, Inc.

      The Borrower signing below hereby makes the following disclosures to Norwest Business Credit, Inc. in connection with a Credit and Security Agreement between them dated on or about the date hereof:

      1. Legal Names. During its existence, the legal name of the Borrower has been its legal name as disclosed in the Credit Agreement and the following predecessor legal names (insert "None" if none"):

      Rocket Science, Inc.

      2. Assumed Names. During its existence, the Borrower has done business under the following trade names other than the legal names disclosed in paragraph 1 above (insert "None" if none):

      None.

      3. Inventory Locations. All of the Borrower's inventory is located at the address of the chief executive office of the Borrower as disclosed in the Credit Agreement and at the following additional locations (insert "None" if none):

      Eden Prairie Metro RV and Mini-Storage
      6852 Flying Cloud Drive, Suite B
      Eden Prairie, Minnesota 55344

      Altron, Inc.
      6700 Industry Avenue
      Anoka, Minnesota 55303-4595

      4. Subsidiaries. The Borrower has no subsidiaries other than as follows (insert "None" if none):

      RSI Systems Export Corporation

      5. Payment of Taxes. The Borrower has paid to the proper authorities when due all federal, state, and local income taxes and taxes required to be withheld by Borrower, and no claim is being made against Borrower for any such taxes by any taxing authority except as follows (insert "None" if none):

      None.

      6. Environmental. To the best of Borrower's knowledge, the Borrower has conducted and is conducting its business in compliance with all federal, state, and local statutes, regulations, laws, and ordinances dealing with the protection of human health and the environment ("Environmental Laws"), and there are no claims, investigations, lawsuits, or administrative proceedings against Borrower or relating to any real estate owned or operated by Borrower alleging a violation of any Environmental Law except as follows (insert "None" if none):

      None.

      7. Litigation. Other than as disclosed above with respect to Environmental Laws, there are no lawsuits or proceedings pending, or to the best knowledge of the Borrower threatened, against or affecting the Borrower or its properties except as follows (insert "None" if none):

      None.

Dated: June 26, 1997                         RSI SYSTEMS, INC.



                                             By /s/ Donald C. Lies
                                                --------------------------------
                                                Donald C. Lies
                                                Its President and
                                                Chief Executive Officer

                            CERTIFICATE OF AUTHORITY

      I, James D. Hanzlik, do hereby certify that I am secretary or assistant secretary of RSI Systems, Inc., a Minnesota corporation; that the following is a true, complete and correct copy of the resolution duly adopted (check one):

      |X| at a meeting of the directors of said corporation duly and properly called and held on the 4th day of June 1997, at which a quorum was present and acting throughout;

      |_| by unanimous written action duly and lawfully taken, subscribed by all the directors of said corporation;

and I further certify that said resolution is now in full force and effect:

                                   Resolution

      RESOLVED, that the Chief Executive Officer, President and Chief Financial Officer of the Company be and hereby are authorized and directed to negotiate the final documents with respect to the proposed credit facilities with Norwest Business Credit and Norwest Bank Minnesota in order to secure for the Company a $1,000,000 and a $500,000, respectively, of credit and such officers are hereby authorized and directed on behalf of the Company to execute and deliver the credit agreements so negotiated together with such security and pledge agreements and other agreements, instruments, certificates and documents as may be necessary or desirable to achieve the purposes of this resolution.

      I further certify that the directors of said Corporation have, and at the time of adoption of the foregoing resolution had, full power and lawful authority to adopt the foregoing resolution and to confer the powers therein granted to the persons named and that such persons have full power and authority to exercise same. I further certify that the signatures appearing below are the authentic and official signatures of the officers and agents referred to in the foregoing resolution, that the persons named below as officers have been duly elected to and now hold the offices in said Corporation set forth opposite their respective names, and that the persons named as agents below have been duly authorized to sign and to act on behalf of said Corporation pursuant to the foregoing resolution:

            Name                     Title                 Sample Signature
            ----                     -----                 ----------------

       Donald C. Lies         President and Chief         /s/ Donald C. Lies
                               Executive Officer          --------------------

      James D. Hanzlik        Secretary and Chief         /s/ James D. Hanzlik
                              Financial Officer           --------------------

    --------------------      --------------------        --------------------

    --------------------      --------------------        --------------------

      I further certify (check one):

      |X| that the foregoing resolution was duly approved by the shareholders of said Corporation at a meeting duly and properly called and held on the 4th day of June 1997, at which a quorum was present and acting throughout, or otherwise as permitted by law;

      |_| that the foregoing resolution is effective and binding on said Corporation without approval by its shareholders.

      I further certify that the forms of Credit and Security Agreement and the other Loan Documents, and any other writings relating to the credit facility with Norwest Business Credit, Inc., executed on behalf of said Corporation by its President and Chief Executive Officer and delivered to the Lender are the agreements and writings referred to in and approved by the Resolution set forth above.

      I further certify that attached hereto as Exhibit A, are true, correct and complete copies of the articles of incorporation and bylaws of said Corporation, which articles of incorporation and bylaws are in full force and effect and have not been altered, amended or revised. I further certify that attached hereto as Exhibit B is a Certificate of Good Standing of the Corporation not more than ten days old.

      IN WITNESS WHEREOF, I have hereunto subscribed my name this 26th day of June, 1997.

                                             /s/ James D. Hanzlik
                                             -----------------------------------
                                             James D. Hanzlik, Secretary
                                             RSI Systems, Inc.

Attest by One Other Officer

/s/ Donald C. Lies
-----------------------------------

                     PATENT AND TRADEMARK SECURITY AGREEMENT

      This Agreement, dated as of June 26, 1997, is made by and between RSI SYSTEMS, INC., a Minnesota corporation whose address and principal place of business is 7400 Metro Blvd., Suite 475, Edina, Minnesota 55439 (the "Debtor"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation whose address and principal place of business is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0152 (the "Secured Party").

                                    Recitals

      The Debtor and the Secured Party have entered into a Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") setting forth the terms on which the Secured Party may now or hereafter make certain loans or other financial accommodations to or for the account of the Debtor.

      As a further condition to making any loan or other financial accommodation under the Credit Agreement or otherwise, the Secured Party has required the execution and delivery of this Agreement by the Debtor.

      ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

      1. Definitions. All terms defined in the Recitals hereto or in the Credit Agreement that are not otherwise defined herein shall have the meanings given to them therein. In addition, the following terms have the meanings set forth below:

            "Obligations" means each and every debt, liability and obligation of every type and description arising under or in connection with any Loan Document (as defined in the Credit Agreement) which the Debtor may now or at any time hereafter owe to the Secured Party, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several or joint and several, and including specifically, but not limited to, the Obligations (as defined in the Credit Agreement).

            "Patents" means all of the Debtor's right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the patents listed on Exhibit A.

            "Trademarks" means all of the Debtor's right, title and interest in and to trademarks, service marks, collective membership marks, the respective goodwill associated with each, and licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit B.

      2. Security Interest. The Debtor hereby irrevocably assigns to and grants to the Secured Party a security interest with power of sale to the extent permitted by law (the "Security Interest") in the Patents and in the Trademarks to secure payment of the Obligations.

      3. Representations, Warranties and Agreements. The Debtor hereby represents, warrants and agrees as follows:

            (a) EXISTENCE; AUTHORITY. The Debtor is a corporation, having full power to and authority to make and deliver this Agreement. The execution, delivery and performance of this Agreement by the Debtor have been duly authorized by all necessary action of the Debtor's directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation and bylaws or any agreement presently binding on it. This Agreement has been duly executed and delivered by the Debtor and constitutes the Debtor's lawful, binding and legally enforceable obligation. The correct name of the Debtor is RSI Systems, Inc.. The authorization, execution, delivery and performance of this Agreement do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

            (b) PATENTS. Exhibit A accurately lists all Patents owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of registrations pertaining to the Patents as of the date hereof.

            (c) TRADEMARKS. Exhibit B accurately lists all Trademarks owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of Trademarks and all registrations pertaining thereto as of the date hereof.

            (d) TITLE. The Debtor has absolute title to each Patent and each Trademark listed on Exhibits A and B, free and clear of all security interests, liens and encumbrances, except the Security Interest. The Debtor (i) will have, at the time the Debtor acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all security interests, liens and encumbrances, except the Security Interest, and ( ii) will keep all Patents and Trademarks free and clear of all security interests, liens and encumbrances except the Security Interest.

            (e) NO SALE. The Debtor will not sell or otherwise dispose of the Patents or Trademarks, or any interest therein, without the Secured Party's prior written consent.

            (f) DEFENSE. The Debtor will at its own expense, and using its best efforts, protect and defend the Patents and Trademarks against all claims or demands of all persons other than the Secured Party.

            (g) MAINTENANCE. The Debtor will at its own expense maintain the Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to register and all affidavits and renewals possible with respect to issued registrations. The Debtor covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit in support thereof, without first providing the Secured Party: (i) sufficient written notice, as provided in the Credit Agreement, to allow the Secured Party to timely pay any such maintenance fees or annuity which may become due on any of said Patents or Trademarks, or to file any affidavit with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit, should such be necessary or desirable.

            (h) SECURED PARTY'S RIGHT TO TAKE ACTION. If the Debtor fails to perform or observe any of its covenants or agreements set forth in this
      Section 3, and if such failure continues for a period of ten (10) calendar days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in subsection (g), immediately upon the occurrence of such failure, without notice or lapse of time), or if the Debtor notifies the Secured Party that it intends to abandon a Patent or Trademark, the Secured Party may (but need not) perform or observe such covenant or agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure.

            (i) COSTS AND EXPENSES. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by the Secured Party in connection with or as a result of the Secured Party's taking action under subsection (h) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by the Secured Party at the highest rate then applicable to any of the Obligations.

            (j) POWER OF ATTORNEY. To facilitate the Secured Party's taking action under subsection (h) and exercising its rights under Section 6, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 3, or, necessary for the Secured Party, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Credit Agreement as provided therein and the payment and performance of all Obligations (as defined therein).

      4. Debtor's Use of the Patents and Trademarks. The Debtor shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

      5. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (a) an Event of Default, as defined in the Credit Agreement, shall occur; or (b) the Debtor shall fail promptly to observe or perform any covenant or agreement herein binding on it; or (c) any of the representations or warranties contained in Section 3 shall prove to have been incorrect in any material respect when made.

      6. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may, at its option, take any or all of the following actions:

            (a) The Secured Party may exercise any or all remedies available under the Credit Agreement.

            (b) The Secured Party may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.

            (c) The Secured Party may enforce the Patents and Trademarks and any licenses thereunder, and if Secured Party shall commence any suit for such enforcement, the Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid of such enforcement.

Notwithstanding the foregoing, the Secured Party will not take any of the foregoing actions if a third person pledges, assigns and transfers within one
(1) day after the occurrence of an Event of Default, as additional collateral to secure the Obligations, negotiable certificates of deposit, equity securities that are traded on any national securities exchange or on the NASDAQ National Market System and/or cash or the equivalent, which in the aggregate have and will continue to have a fair market value equal to or greater than the outstanding Obligations under the Credit Agreement at the time such Event of Default arises. Such person must execute and deliver all security agreements and related documents and transfer possession and control of such additional collateral as the Secured Party may request in its sole discretion, and such additional collateral shall be in form and substance acceptable to the Secured Party in its sole discretion.

      7. Miscellaneous. This Agreement has been duly and validly authorized by all necessary action, corporate or otherwise. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Patents and Trademarks in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective participants, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of Minnesota without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

      THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

      IN WITNESS WHEREOF, the parties have executed this Patent and Trademark Security Agreement as of the date written above.

NORWEST BUSINESS CREDIT, INC.                RSI SYSTEMS, INC.


By /s/ Roger A. Pfiffner                     By /s/ Donald C. Lies
   -------------------------------              --------------------------------
   Roger A. Pfiffner                            Donald C. Lies
   Its Vice President                           Its President and
                                                Chief Executive Officer

STATE OF MINNESOTA   )
                     )
COUNTY OF HENNEPIN   )

      The foregoing instrument was acknowledged before me this 26th day of June, 1997, by Donald C. Lies, the President and Chief Executive Officer of RSI Systems, Inc., a Minnesota corporation, on behalf of the corporation.

[SEAL]                                       /s/ Robert J. Weierman, Jr.
ROBERT J. WEIERMAN JR.                       -----------------------------------
NOTARY PUBLIC-MINNESOTA                              Notary Public
My Commission Expires Jan. 31, 2000



STATE OF MINNESOTA   )
                     )
COUNTY OF HENNEPIN   )

      The foregoing instrument was acknowledged before me this 26th day of June, 1997, by Roger A. Pfiffner, a Vice President of Norwest Business Credit, Inc., a Minnesota corporation, on behalf of the corporation.

[SEAL]                                       /s/ Robert J. Weierman, Jr.
ROBERT J. WEIERMAN JR.                       -----------------------------------
NOTARY PUBLIC-MINNESOTA                              Notary Public
My Commission Expires Jan. 31, 2000

                                    EXHIBIT A
                                    ---------
                          UNITED STATES ISSUED PATENTS
                          ----------------------------

             Title                         Patent Number           Issue Date
             -----                         -------------           ----------
Peripheral Video Conferencing Unit          Des. 370,010          May 21, 1996



                        UNITED STATES PATENT APPLICATIONS
                        ---------------------------------

                                        Patent Application
             Title                            Number             Issue Date
             -----                      ------------------       ----------
Peripheral Video Conferencing System      Application No.     September 7, 1994
                                         PCT/US95/11390



                             FOREIGN ISSUED PATENTS
                             ----------------------
            Title                   Country      Patent Number      Issue Date
            -----                   -------      -------------      ----------
Stand alone peripheral video           WO          9608110        March 14, 1996
conferencing system - allows
communication with analogue or
digital communications channel
and separate host computer
system

Same                                   AU          9535484           March 27,
                                                                       1996

Same                                   AU          127747          September 6,
                                                                       1996

Same                                   CA          78379            May 9, 1996

Same                                   DE        M9503539.7        July 19, 1995

Same                                   FR          952365         April 21, 1995

Same                                   GB          2046903

Same                                   JP          Pending        April 21, 1995

                                    EXHIBIT B
                                    ---------
                 UNITED STATES ISSUED TRADEMARKS, SERVICE MARKS

                         AND COLLECTIVE MEMBERSHIP MARKS

                                  REGISTRATIONS
                                  -------------
          Mark                     Registration Number         Registration Date
          ----                     -------------------         -----------------
Eris                                   1,997,487               August 27, 1996


                                  APPLICATIONS
                                  ------------
          Mark                     Application Number         Registration Date
          ----                     ------------------         -----------------
Computer Free                          75-183,232              October 17, 1996

Video Airline                          75-183,056              October 17, 1996

Eris Video Flyer                       75-178,355              October 8, 1996

                           COLLECTIVE MEMBERSHIP MARKS
                           ---------------------------

                                      None

                               UNREGISTERED MARKS
                               ------------------

                                      None

                          COLLATERAL ACCOUNT AGREEMENT

                                  June 26, 1997

TO:   Norwest Business Credit, Inc.
      Norwest Center
      Sixth Street and Marquette Avenue
      Minneapolis, Minnesota 55479-0152

      Re: Account No. 3974360702 maintained by Norwest Bank Minnesota,
          National Association (the "Bank")

Ladies and Gentlemen:

      RSI Systems, Inc., a Minnesota corporation (the "Client"), and the Bank are writing to confirm that they have agreed as follows:

      1. The Client will cause all of its account debtors located outside the United States of America to wire transfer to the referenced account (the "Collateral Account") all payments for goods and services sold to them.

      2. The Collateral Account will be operated and maintained exclusively for the benefit of Norwest Bank Minnesota, National Association, a national banking association (the "Lender"). Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Client, except after full payment and discharge of all obligations to the Lender and termination of all related credit facilities. The Client shall have no right to make or countermand withdrawals from the Collateral Account.

      3. The Client hereby pledges to and grants the Lender a security interest in all funds on deposit in the Collateral Account from time to time and all proceeds thereof, to secure payment of all of the Client's obligations to the Lender whether now existing or hereafter arising.

      4. After allowing two (2) days for collection of items deposited in the Collateral Account, the Bank is authorized and agrees to transmit deposited funds in the amount of the deposit to Norwest Bank Minnesota, National Association for the Lender's account, account No. 6355010053. Following deposit in the Lender's account, the Lender shall apply the amount deposited to payment of the Borrower's obligations to the Lender.

      5. The Client may not terminate this Agreement without obtaining the Lender's prior written consent. The Bank may not terminate this Agreement without 60 days' prior written notice to the Lender. The Lender may terminate this Agreement at any time, with or without cause.

      6. This Agreement shall be enforceable against the Client and the Bank by the Lender and the Lender's participants, successors and assigns. The Client and the Bank waive notice of the Lender's acceptance hereof.

      7. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.



NORWEST BANK MINNESOTA,                      RSI SYSTEMS, INC.
   NATIONAL ASSOCIATION


By /s/ Signature Illegible                   By /s/ Donald C. Lies
   ---------------------------------            --------------------------------
   Its Vice President                           Donald C. Lies
                                                Its President and
                                                Chief Executive Officer

Accepted:

NORWEST BUSINESS CREDIT, INC.


By /s/ Roger A. Pfiffner
   ---------------------------------
   Roger A. Pfiffner
   Its Vice President

                         AGREEMENT AS TO LOCKBOX SERVICE

      This Agreement, dated as of June 26, 1997, is made by and among RSI SYSTEMS, INC., a Minnesota corporation (the "Customer"), NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Secured Party"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Agent").

      The Secured Party has required the execution of this Agreement as a condition to the Secured Party's consideration of making any advances to the Customer under the terms of the Credit and Security Agreement of even date herewith, by and between the Customer and the Secured Party.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties agree as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the meanings given to them in this paragraph:

            "Collateral" means all of the Customer's equipment, inventory, accounts, instruments, chattel paper, other rights to payment, money and general intangibles, now or hereafter acquired, together with all products and proceeds thereof.

            "Collateral Account" means account No. 3974360702 maintained by the Agent for the benefit of the Secured Party pursuant to the terms of the Collateral Account Agreement of even date herewith, given to the Secured Party by the Customer and the Agent.

            "Lockbox" means the lockbox to be administered by the Agent for the benefit of the Secured Party, to which the Customer shall direct account debtors and other persons obligated to make payments constituting Collateral to make such payments.

      2. Notification to Account Debtors. The address of the Lockbox shall be as follows:

      RSI Systems, Inc.
      NW-__________
      P.O. Box 1450
      Minneapolis, Minnesota 55485-______

Immediately upon the execution of this Agreement, and as the Collateral is generated in the future, the Customer shall give written notification to all persons obligated to make payments constituting Collateral, directing them to make such payments to the address of the Lockbox. The Customer shall not revoke or rescind any such notification and shall not take any action inconsistent with this Agreement. The Customer agrees to deposit any and all collections of accounts receivable and any and all other proceeds of Collateral received directly by it in the Collateral Account.

      3. Control of Lockbox. The Lockbox shall be under the sole and exclusive control of the Secured Party. All items in the Lockbox shall constitute proceeds of Collateral upon their deposit therein.

      4. Delivery of Contents of Lockbox to Operations Center. Each business day, the Agent or its authorized designees shall remove the contents of the Lockbox and deliver them to the Agent's Operations Center in Minneapolis, Minnesota ("Operations Center"). Every day is a business day except Saturdays, Sundays and holidays observed by the Agent. The Agent may, at its option, perform the services set forth in this Agreement on a day other than a business day.

      5. Processing Contents of Lockbox. The Agent will process the mail removed from the Lockbox ("items") and delivered to its Operations Center. Standard processing of the items will generally include the following:

            (a) All items will be opened and inspected.

            (b) Each check will be examined for date, payee, signature, consistency of written and numerical amounts on the face of the check, and legends.

                  (i) Any check that is undated will be dated by the Agent with the date shown on the envelope in which it was received, and will be processed as if correctly dated.

                  (ii) The Agent will estimate the collection time associated with presenting postdated checks to the paying or payable-through bank (the "payor"). A postdated check will be processed if, in the Agent's judgment, the check will reach the payor on or after the date on the check; otherwise, the check will be delivered to the Customer with a written notice thereof sent to the Secured Party. Notwithstanding the foregoing, the Agent shall have no liability for incorrectly estimating the time it takes to present the check to the payor.

                  (iii) Any check whose written and numerical amounts disagree will be compared with the invoice or other materials with which it is received. If the correct amounts can be determined from the invoice or other material, such check will be deposited and the Collateral Account will be credited for what appears to be the correct amount; otherwise, the check will be delivered to the Customer with a written notice thereof sent to the Secured Party.

                  (iv) A request to obtain proper signature or authority to pay will be stamped on any unsigned check, and such check will be deposited to the Collateral Account.

                  (v) If a check contains the legend "paid in full" or any other language that is intended to modify the Customer's contractual rights, or is payable to a payee other than the Customer, the check will be delivered to the Customer with a written notice thereof sent to the Secured Party. Notwithstanding the foregoing, the Agent shall have no liability for processing a check that contains the legend "paid in full" or any other language that is intended to modify the Customer's contractual rights.

                  (vi) Mail that does not contain any checks will be delivered to the Customer.

                  (vii) If the amount of any check differs from the amount of the invoice received in the same envelope, the amount on the invoice will be crossed out and the amount of the check will be inserted.

                  (viii) If a check is received without an accompanying invoice, any related correspondence and other material received with such check will be stapled to the envelope in which it is received.

                  (ix) Each business day, copies of all deposit tickets, all tape listings, all rejected checks, and all other instruments and papers referred to in this paragraph will be delivered to the Customer at a time and place to be separately agreed upon by the Agent and the Customer.

      6. Depositing Checks to the Collateral Account. For all processed checks, other than those with respect to which Paragraph 5 provides a different procedure, the Customer authorizes the Agent to endorse the checks and to deposit them to the Collateral Account on the business day of receipt; provided, however, that for this purpose checks received by the Agent at its Operations Center after 9:00 a.m. on a business day will be deemed to have been received on the following business day.

      7. Limitation of Liability. The Agent's and the Secured Party's liability in connection with the performance of the transactions covered by this Agreement shall be strictly limited as follows:

            (a) The Agent shall exercise ordinary care in selecting agents and independent contractors to pick up and deliver the contents of the Lockbox (the "Agent's Designees") but shall not be liable for loss caused by the Agent's Designees' negligence or misconduct. In the event of such loss, the Agent will exercise its best efforts, at the Customer's cost and expense, to assist the Customer in obtaining redress from the responsible party.

            (b) The Agent shall exercise its best efforts in determining the optimum time to pick up mail at the Lockbox and the best carrier to deliver that mail to its Operations Center. However, the Agent shall not be liable if the chosen pickup time and carrier prove not to result in the earliest possible availability of funds.

            (c) In performing its duties hereunder, the Agent will exercise ordinary care and will act in good faith. The Agent will not be accountable for its failure to perform any of its obligations hereunder, except for its gross negligence or willful misconduct, or that of its employees, officers, or agents. If, as a result of such gross negligence or willful misconduct, the Agent is liable for mishandling any item, such liability shall be limited to the lesser of the face amount of any check involved or the amount of the Customer's direct loss as a result of such mishandling, and in no event shall the Agent be responsible for any incidental or consequential damages. IN NO EVENT SHALL THE AGENT BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFIT, NOTWITHSTANDING NOTICE TO THE AGENT OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

            (d) Neither the Secured Party nor its present, former or future shareholders, directors, officers, employees, agents, attorneys, predecessors, successors, divisions, parent, subsidiaries, affiliates, participants and assigns (together with the Secured Party, collectively the "Indemnitees") shall be liable for, and the Customer hereby assumes full responsibility for and agrees to indemnify and hold harmless the Indemnitees from and against, any and all of the Customer's or any other person's losses, liabilities, damages, claims, demands, causes of action, lawsuits, judgments, costs and expenses (including without limitation attorneys' fees) relating in any way to this Agreement. The foregoing indemnification agreement shall survive the termination of this Agreement, the closing of the Lockbox and the payment of the Customer's indebtedness to the Secured Party. IN NO EVENT SHALL THE SECURED PARTY BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFIT, NOTWITHSTANDING NOTICE TO THE SECURED PARTY OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

      8. Fees. For the services to be provided by the Agent, the Customer will pay the Agent in accordance with the Agent's standard rates for the services contemplated hereby as set forth on such fee schedules as the Agent may from time to time deliver to the Customer.

      9. Term and Termination. This Agreement shall be effective when a copy of the Agreement executed by all parties has been delivered to the Agent. The Customer may not terminate this Agreement without the written consent of the Secured Party and 30 days' written notice to the Agent. The Secured Party may terminate this Agreement at any time, with or without cause, upon 30 days' written notice to the other parties. The Agent may terminate this Agreement at any time, with or without cause, upon 30 days' written notice to the Customer and the Secured Party. The Agent may terminate this Agreement immediately upon written notice to the Customer and the Secured Party if it in good faith believes that it is at significant risk of loss by continuing its obligations under this Agreement.

      10. Notice. Any notice required or permitted by this Agreement shall be deemed to have been given when mailed, postage prepaid, or when delivered to the following address:

                  If to the Agent:

                  Norwest Bank Minnesota, National Association
                  Sixth and Marquette
                  Minneapolis, Minnesota 55479

                  Attention: /s/ Signature Illegible
                             -----------------------
                  If to the Customer:

                  RSI Systems, Inc.
                  7400 Metro Blvd.
                  Suite 475
                  Edina, Minnesota  55439
                  Attention: Donald C. Lies

                  If to the Secured Party:

                  Norwest Business Credit, Inc.
                  Norwest Center
                  Sixth Street and Marquette Avenue
                  Minneapolis, Minnesota 55479-0152
                  Attention: Roger A. Pfiffner

      11. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota, or the United States

District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NORWEST BANK MINNESOTA,                      RSI SYSTEMS, INC.
   NATIONAL ASSOCIATION


By /s/ Signature Illegible                   By /s/ Donald C. Lies
   ---------------------------------            --------------------------------
   Its Vice President                           Donald C. Lies
                                                Its President and
                                                Chief Executive Officer


NORWEST BUSINESS CREDIT, INC.

By /s/ Roger A. Pfiffner
   ---------------------------------
   Roger A. Pfiffner
   Its Vice President

                              OFFICER'S CERTIFICATE

TO:   Norwest Business Credit, Inc.
      Norwest Center
      Sixth Street and Marquette Avenue
      Minneapolis, Minnesota 55479-0152

      To induce you, at your sole discretion, to make one or more loans from time to time to RSI Systems, Inc., a Minnesota corporation (the "Borrower"), in accordance with the Credit and Security Agreement dated June 26, 1997 between it and you (the "Credit Agreement") and all other Loan Documents (as defined in the Credit Agreement), I hereby represent and warrant to you, in my individual capacity, that each and every representation and warranty set forth in Article V of the Credit Agreement is true and correct as of the date hereof.

Dated: June 26, 1997

                                             Very truly yours,


                                                    /s/ Donald C. Lies
                                             -----------------------------------
                                                       Donald C. Lies

                                SUPPORT AGREEMENT

      This Agreement, dated as of June 26, 1997, is made by Donald C. Lies (the "Officer"), and RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), for the benefit of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation ("NBCI") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association ("Norwest" and together with NBCI, the "Lenders").

                                    Recitals

      NBCI and the Borrower have entered into a Credit and Security Agreement (together with all amendments, supplements and restatements, the "NBCI Credit Agreement") of even date herewith, pursuant to which NBCI may make revolving advances and extend other financial accommodations to or for the benefit of the Borrower.

      Norwest and the Borrower have entered into a Credit and Security Agreement (together with all amendments, supplements and restatements, the "Norwest Credit Agreement" and together with the NBCI Credit Agreement, the "Credit Agreements") of even date herewith, pursuant to which Norwest may make revolving advances and extend other financial accommodations to or for the benefit of the Borrower.

      The Officer is the duly elected, qualified and acting President and Chief Executive Officer of the Borrower and is fully familiar with all of the Borrower's business and financial affairs.

      To induce the Lenders to make advances and extend other financial accommodations to or for the account of the Borrower under the Credit Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Officer, the Borrower and the Lenders agree as follows:

      1. Definitions. Capitalized terms used in this Agreement which are not defined in this Agreement have the meanings given to them in the NBCI Credit Agreement.

      2. Officer to Dispose of Collateral. The Officer and the Borrower agree that if (i) the Lenders come into possession of any or all of the tangible Collateral or are collecting the Borrower's Accounts or otherwise disposing of Collateral because an Event of Default has occurred; and (ii) the Lenders have given notice of an acceleration of all of the obligations owed to either Lender;

            (a) if the Officer is still employed by the Borrower, the Borrower will, upon the Lenders' request, cause the Officer so long as he is employed by the Borrower, to exert his best efforts and devote reasonable working hours, and in any event not less than 20 hours per week, to obtain sales of the Collateral at the best commercially obtainable prices and terms and to collect the Accounts at their full face value to the extent commercially reasonable; and

            (b) if the Officer ceases to be employed by the Borrower or has ceased to be employed by the Borrower, at the Lenders' option and upon the Lenders' request, the Officer shall assist the Lenders as the Lenders' independent contractor, for a period not to exceed six months, for the sole purpose of disposing of the Collateral and collecting the Accounts, or assisting the Lenders in disposing of the Collateral and collecting the Accounts. During the period of such employment the Officer shall exert his best efforts and devote reasonable working hours, and in any event not less than 20 hours per week, to obtain sales of the Collateral at the best commercially obtainable prices and terms and to collect the Accounts at their full face value.

      3. Lenders' Right to Terminate Officer's Employment. The Lenders shall have the right to terminate the Officer's employment or other assistance described in Paragraph 2 hereof at any time on 90 days' notice, for any cause or without cause.

      4. Officer's Compensation. The Officer's sole compensation for any employment or assistance rendered pursuant to Paragraph 2 hereof shall be a weekly salary paid at the same rate as the average total cash compensation (on a weekly basis) paid to such person by the Borrower in the twelve (12) months immediately preceding the commencement of such employment or activities. Such compensation shall be prorated for partial weeks of service.

      5. Officer Shall Not Bind Lenders. In connection with such employment, the Officer shall not have any authority to bind the Lenders, except such specific authority as the Lenders may grant in writing.

      6. Lenders' Remedies Against Officer; Liquidated Damages. Until termination pursuant to Paragraph 9, if the Officer fails to comply with the provisions of Paragraph 2 hereof, unless such failure occurs as a result of death or mental or physical incapacity, the Officer shall pay the Lenders an amount equal to the lesser of (a) $50,000 or (b) the Officer's total cash compensation for the most recently completed calendar year, as liquidated damages, but not as a penalty, because of the difficulty of proving actual damages for the breach of promises of the type contained herein. Such liquidated damages shall be immediately due and payable upon the Officer's failure to comply with the provisions of Paragraph 2 above. In addition, the Officer shall be liable for the Lenders' costs and expenses (including reasonable attorneys' fees and legal expenses) incurred in enforcing the liquidated damages provision. In any event, however, the Officer shall not be liable for more than the Lenders' actual damages (excluding consequential and punitive damages), plus the Lenders' costs of enforcement of this Agreement.

      7. Officer Remains Liable for Fraud and Misrepresentation. Notwithstanding paragraph 9 hereof, the Officer shall hold the Lenders harmless for any actual loss, cost, expense, claim and damage (including any reasonable attorney fees but excluding consequential and punitive damages) arising out of fraud or misrepresentation made by the Borrower or its agents with respect to the Collateral or the Borrower's financial statements while the Officer is employed by the Borrower or the Lenders. This paragraph 7 shall remain in full force and effect so long as any obligations owed to either Lender remain outstanding or until otherwise agreed by an amendment to this Agreement signed by the Lenders, the Borrower and the Officer.

      8. Borrower to Find Replacement for Officer. If the Officer dies, becomes mentally or physically incapacitated, or ceases to be employed by either Lender, the Borrower shall obtain a replacement for the Officer and the Borrower shall use its best efforts to cause such replacement to execute a support agreement substantially in the form of this Agreement.

      9. Termination of Officer's Obligations. This Agreement shall remain in full force and effect until

            (a) the Credit Agreement is no longer outstanding and all obligations owed to either Lender have been paid in full; or

            (b) the Officer shall have ceased to be employed by the Borrower for more than thirty (30) business days before the occurrence of the events described in clauses (i) and (ii) of Paragraph 2 hereof, and shall have given notice of such cessation of employment to the Lenders at least thirty (30) business days before the occurrence of such events.

            10. Miscellaneous. The provisions of this Agreement are declared to be severable. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement. The Officer and the Borrower waive notice of the Lenders' acceptance hereof.

            11. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY CLAIM, COUNTERCLAIM, ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

            IN WITNESS WHEREOF, the Officer and the Borrower have executed this Agreement as of the date first written above.

                                             RSI SYSTEMS, INC.

       /s/ Donald C. Lies
------------------------------------
         Donald C. Lies
                                             By /s/ Donald C. Lies
                                                --------------------------------
                                                Donald C. Lies
                                                Its President and
                                                Chief Executive Officer

Accepted:

NORWEST BUSINESS CREDIT, INC.


By /s/ Roger A. Pfiffner
   ---------------------------------
   Roger A. Pfiffner
   Its Vice President



NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION


By /s/ Christopher A. Cudak
   ---------------------------------
   Christopher A. Cudak
   Its Vice President

                           ACKNOWLEDGMENT OF OWNERSHIP
                                       AND
                                 WAIVER OF LIENS
                                 (SUBCONTRACTOR)

                                  June 25, 1997

TO:  Norwest Bank Minnesota, National Association
     Norwest Center
     Sixth Street and Marquette Avenue
     Minneapolis, Minnesota 55479-0085
     Attention: Christopher A. Cudak

     Norwest Business Credit, Inc.
     Norwest Center
     Sixth Street and Marquette Avenue
     Minneapolis, Minnesota 55479-0152
     Attention: Roger A. Pfiffner

          Re:  Goods Located At:

               Altron Inc.
               6700 Industry Avenue
               Anoka, MN 55303-4595

      To induce you, Norwest Bank Minnesota, National Association and Norwest Business Credit, Inc., at any time or from time to time to make loans or extend financial accommodations to RSI Systems, Inc., a Minnesota corporation (the "Owner"), and in consideration thereof, the undersigned, Altron, Inc. (the "Subcontractor") hereby confirms and agrees that:

      1. Receipt of Goods; Notice of Security Interest. The Subcontractor has received, and may from time to time hereafter receive, possession of goods and inventory (the "Goods") including (without limitation):

      Parts and Components for production of ERIS and Video flyer, fixture to test the same.

The Goods are owned by the Owner. The Subcontractor acknowledges receipt of notice that each of you have a security interest in the Goods.

      2. Waiver of Subcontractor's Liens. The Owner has delivered and may in the future deliver the Goods to the Subcontractor solely to facilitate the Subcontractor's manufacture of certain products that the Owner may order from the Subcontractor from time to time. The Goods are not for sale by the Subcontractor and will continue to be owned solely and exclusively by the Owner, subject to your security interest, and the Subcontractor does not and shall not have any interest therein or lien or claim thereon. Without limiting the generality of the foregoing, the Subcontractor specifically waives and releases all present and future liens, claims and charges arising out of any improvement, repair, carriage, storage or service to the Goods provided by the Subcontractor and each and all other security interests, liens, claims and charges now or at any time hereafter available to the Subcontractor with respect to the Goods.

      3. Limited Use of Goods; Covenant Not to Transfer Interest. The Subcontractor will use the Goods solely to manufacture products to be delivered to the Owner from time to time pursuant to purchase orders submitted to the Subcontractor by the Owner. The Subcontractor will not use the Goods to manufacture any other product or for any other purpose. The Subcontractor has no right to, and will not sell, lease, create security interests in or otherwise transfer or encumber any of the Goods. If in the course of manufacturing such products the Subcontractor improves or makes accessions to the Goods, or incorporates the Goods in any other goods, the Owner shall continue to own the Goods so improved or to which accessions are made and the goods or products in which the Goods may be incorporated, as the case may be, subject only to your security interest therein.

      4. Identification of Goods; Financing Statements. The Subcontractor will assure that the Goods are at all times readily identifiable and will not mix or commingle any Goods with any property of the Subcontractor or any other person. The Subcontractor will assure that the Goods are marked as property of the Owner in any manner reasonably requested by the Owner or by you at any time or from time to time. If requested by the Owner or by you, the Subcontractor will sign financing statements under the Uniform Commercial Code describing the Goods, but such financing statements shall not be construed as evidence of an intention that the Subcontractor owns any interest in the Goods and, if filed, will be filed merely to make the Owner's ownership a matter of public record.

      5. Safekeeping; Inspection. The Goods will be kept only at the address set forth above. The Subcontractor will exercise reasonable care in storing, processing or using the Goods and will maintain the Goods in good condition, reasonable wear and tear excepted. Either or both of you may inspect the Goods at any time and from time to time during business hours.

      6. Return Goods Upon Direction. The Subcontractor acknowledges that it may keep and use the Goods solely at the sufferance of the Owner and you. Either the Owner or either of you may at any time require the Subcontractor to return the Goods by written notice given, mailed or telecopied to the Subcontractor at its mailing address or telecopier number stated below, and the Subcontractor will deliver the Goods as directed in such notice immediately upon receipt of such notice; provided, however, that the Owner's right to the return or delivery of the Goods shall terminate upon notice from Norwest Business Credit, Inc. to the Subcontractor pursuant to paragraph 7 hereof. Such delivery shall not affect whatever right the Subcontractor may otherwise have to make and enforce an unsecured claim against the Owner (but not against you) for any work performed with respect to the Goods prior to receipt of such notice.

      7. Notice Not to Deliver Goods to Owner. At all times after your written or oral notice given, mailed or telecopied to the Subcontractor at the mailing address, telecopier number or telephone number stated below, the Subcontractor shall refuse to release the Goods to or upon the instructions of the Owner or any other person except you.

      8. No Responsibility for Owner's Debts. Both of you are interested in the Goods solely as secured parties holding security interests therein, and neither of you shall be responsible for any debts, liabilities or obligations of the Owner or for any improvements, repairs, carriage, storage, or services which the Subcontractor may provide to the Goods.

      9. Miscellaneous. This Acknowledgment is binding upon the Subcontractor and the heirs, representatives, successors and assigns of the Subcontractor, and may be enforced, without further act or notice of acceptance, by either of you and your participants, successors and assigns. The agreements herein shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Acknowledgment waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Acknowledgment shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS ACKNOWLEDGMENT.

                                             ALTRON INC.


                                             By /s/ Alan C. Phillips
                                                --------------------------------
                                                Its President

                            Mailing Address: Altron Inc.
                                             6700 Industry Ave. NW
                                             Anoka, Minnesota 55303
                             Telecopier No.: (612) 427-3980
                              Telephone No.: (612) 427-7735

                                 OWNER'S CONSENT

      RSI Systems, Inc., a Minnesota corporation, the Owner identified in the foregoing Acknowledgment, hereby consents to all of the terms and provisions therein and agrees that the Subcontractor shall have no liability to the Owner if it complies with the instructions of Norwest Bank Minnesota, National Association and/or Norwest Business

Credit, Inc. described therein. The Owner further agrees that it will continue to pay all fees and other expenses related to the improvement, repair, storage, carriage or service of the Goods and will reimburse the Subcontractor for all reasonable costs and expenses incurred as a direct result of its compliance with the terms and provisions of the foregoing Acknowledgment. In addition, the Owner agrees that any payments the Lenders may make to the Subcontractor pursuant to this Acknowledgment shall constitute additional Obligations under the Credit and Security Agreements.

                                             RSI SYSTEMS, INC.


                                             By /s/ Donald C. Lies
                                                --------------------------------
                                                Donald C. Lies
                                                Its President and
                                                Chief Executive Officer

Accepted on June 26, 1997


NORWEST BANK MINNESOTA,
   NATIONAL ASSOCIATION

By /s/ Christopher A. Cudak
   --------------------------------
   Christopher A. Cudak
   Its Vice President


NORWEST BUSINESS CREDIT, INC.

By /s/ Roger A. Pfiffner
   --------------------------------
     Roger A. Pfiffner
     Its Vice President

                                 REVOLVING NOTE

$500,000
Minneapolis, Minnesota
                                                                   June 26, 1997

                  For value received, the undersigned, RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay ON DEMAND, and if demand is not sooner made, then as provided in the Credit Agreement (defined below) to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Hundred Thousand Dollars ($500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

                  This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.

                                            RSI SYSTEMS, INC.



                                            By
                                               ---------------------------------
                                               Donald C. Lies
                                               Its President and Chief Executive
                                                    Officer

                          CREDIT AND SECURITY AGREEMENT

                    (Eximbank Guaranteed Loan No. AP072433XX)

                            Dated as of June 26, 1997

                  RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  "Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis, whether now existing or hereafter arising.

                  "Advance" means a Revolving Advance.

                  "Affiliate" or "Affiliates" means any Person controlled by, controlling or under common control with the Borrower, including (without limitation) any subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented and restated from time to time.

                  "Availability" means the Borrowing Base less the outstanding principal balance of the Revolving Advances.

                  "Base Rate" means the rate of interest publicly announced from time to time by the Lender as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Book Net Worth" means the aggregate of the common and preferred stockholders' equity of the Borrower, determined in accordance with GAAP.

                  "Borrower Agreement" means the Borrower Agreement of even date herewith by and between the Borrower and the Lender in the form attached hereto as Exhibit B.

                  "Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the least of

                  (a)      the Maximum Line; or

                  (b) the difference of $1,000,000 and the NBCI Revolving Advances; or

                  (c)      the sum of:

                           (i)      80% of Eligible Foreign Accounts; and

                           (ii)     60% of Eligible Export Inventory;

         provided, however, that the Lender and/or the Servicer may, in their sole discretion, establish reserves for fees which have become or may become due pursuant to any or all of the Borrower's license agreements with licensor's with whom the Lender has not entered into a License Acknowledgment and Agreement, in form and substance acceptable to the Lender.

                  "Borrowing Base Certificate" means a certificate, substantially in the form attached hereto as Exhibit D, executed by the Borrower and accepted by the Lender.

                  "Business Day" means any day on which the Federal Reserve Bank of New York is open for business.

                  "Closing Date" means the date of this Agreement.

                  "Collateral" has the meaning given in Section 3.1.

                  "Collateral Account" has the meaning given in the Collateral Account Agreement.

                  "Collateral Account Agreement" means the Collateral Account Agreement by and among the Borrower, Norwest Bank International New York Branch and the Lender of even date herewith, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Country Limitation Schedule" shall mean the most recent schedule published by Eximbank and provided to the Borrower by the Lender which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to countries listed therein.

                  "Credit Facility" means the discretionary credit facility made available to the Borrower pursuant to Article II.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means an annual rate equal to three percent (3%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

                  "Eligible Export Inventory" means all Inventory consisting of Items, raw materials and components to be used to manufacture or assemble Items, and work-in-process relating to Items, and raw materials and components the Borrower must purchase to manufacture or assemble Items, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible Export Inventory:

                           (i) Inventory that is: in-transit; located at any
                  warehouse or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment;

                           (ii) Inventory consisting of proprietary software;

                           (iii) Inventory that is damaged, slow moving,
                  obsolete, returned, defective, recalled or unfit for further processing or not currently saleable in the normal course of the Borrower's operations;

                           (iv) Inventory that is perishable or live;

                           (v) Inventory that the Borrower has returned, has
                  attempted to return, is in the process of returning or intends to return to the vendor thereof;

                           (vi) Inventory that is subject to a security interest
                  in favor of any Person other than the Lender or NBCI;

                           (vii) Sample or demonstration Inventory;

                           (viii) Inventory which has been previously exported
                  from the US;

                           (ix) Inventory which constitutes defense articles or
                  defense services;

                           (x) Inventory consisting of or to be incorporated
                  into Items destined for shipment to a Prohibited Country;

                           (xi) The Foreign Content portion of Items containing
                  less than fifty percent (50%) US Content;

                           (xii) For Items containing at least fifty percent
                  (50%) US Content, any Foreign Content not incorporated into such Items in the US;

                           (xiii) That portion of Inventory consisting of or to
                  be incorporated into Items whose sale would result in an Account deemed ineligible under clauses (ii), (viii), (x), or
                  (xi) of the definition of "Eligible Foreign Accounts"; and

                           (xiv) Inventory otherwise deemed ineligible by the
                  Lender in its discretion.

                  "Eligible Foreign Accounts" means all Accounts owed by Account debtors located outside the US for the sale or provision of Items, except the following shall not in any event be deemed Eligible Foreign
         Accounts:

                           (i) That portion of Accounts not yet earned by the
                  final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                           (ii) That portion of Accounts not providing for
                  payment in full within 180 days of shipment date;

                           (iii) That portion of Accounts (A) over 60 days past
                  the original due date, (B) over 90 days past the original due date if insured through Eximbank export credit insurance for comprehensive commercial and political risk or through an Eximbank approved private insurer for comparable coverage, or
                  (C) or over 180 days past shipping date;

                           (iv) Accounts owed by a shareholder, Affiliate,
                  officer or employee of the Borrower;

                           (v) Accounts owed by an account debtor that is
                  insolvent, the subject of bankruptcy proceedings or has gone out of business;

                           (vi) Accounts not subject to a duly perfected
                  security interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender or NBCI;

                           (vii) That portion of Accounts that constitutes
                  finance charges, service charges or sales or excise taxes;

                           (viii) That portion of Accounts that is payable in a
                  currency other than US Dollars unless prior written approval has been received from Eximbank;

                           (ix) That portion of Accounts owed by military buyers
                  or for defense articles or services, except as may be approved in writing by the Lender and Eximbank;

                           (x) That portion of Accounts due and collectible
                  outside the US;

                           (xi) That portion of Accounts owed by Account debtors
                  located in, or arising from sales of Items delivered to a Prohibited Country;

                           (xii) That portion of Accounts, or portions thereof,
                  otherwise deemed uncollectible for any reason by the Lender or Eximbank in its discretion.

                  "Event of Default" has the meaning specified in Section 7.1.

                  "Eximbank" means the Export-Import Bank of the United States.

                  "Export Order" means a bona fide written export order or contract to purchase Items from the Borrower from a customer outside the US.

                  "Floating Rate" means an annual rate equal to the sum of the Base Rate plus four percent (4%), which annual rate shall change when and as the Base Rate changes.

                  "Foreign Content" means that portion of the cost of an Item arising from materials which are not of US origin or from labor and services not performed in the US.

                  "Funding Date" has the meaning given in Section 2.1.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.2.

                  "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired.

                  "Items" means the goods and services to be sold by the Borrower to customers located outside the US pursuant to Export Orders.

                  "Loan Documents" means this Agreement, the Note, the Borrower Agreement, the Security Documents and the Disclosure by the Borrower in favor of the Lender of even date herewith.

                  "Master Guaranty" means that certain Master Guaranty Agreement No. MN-MGA-96-001, dated as of November 13, 1996, by and between the Lender and Eximbank.

                  "Maturity Date" means June 25, 1998.

                  "Maximum Line" means $500,000.

                  "Minimum Interest Charge" has the meaning given in Section 2.3(b).

                  "NBCI" means Norwest Business Credit, Inc., a Minnesota corporation.

                  "NBCI Credit Agreement" means that certain Credit and Security Agreement of even date herewith by and between the Borrower and NBCI, as the same may hereafter be amended, supplemented or restated from time to time.

                  "NBCI Credit Facility" means the credit facility extended to the Borrower pursuant to the NBCI Credit Agreement.

                  "NBCI Revolving Advances" means the Revolving Advances as defined in the NBCI Credit Agreement, or as the context requires, the outstanding principal balance thereof.

                  "Note" means the Revolving Note.

                  "Obligations" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, including all indebtedness arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                  "Patent and Trademark Security Agreement" means the Patent and Trademark Security Agreement by the Borrower in favor of the Lender and NBCI of even date herewith, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Permitted Liens" means security interests, liens and encumbrances acceptable to the Lender in its sole discretion including without limitation those liens described on Exhibit E.

                  "Premises" means all premises where the Borrower conducts its business and has any rights of possession.

                  "Prohibited Country" means any country in which Eximbank coverage is not available for commercial reasons or in which Eximbank is legally prohibited from doing business, as designated in the Country Limitation Schedule.

                  "Revolving Advance" has the meaning given in Section 2.1.

                  "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto.

                  "Security Documents" means this Agreement and the Patent and Trademark Security Agreement, and the Collateral Account Agreement, each of even date herewith and by and among the Borrower, the Lender and Norwest Bank Minnesota, National Association.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Servicer" means NBCI.

                  "Tangible Net Worth" means the difference between (i) the tangible assets of the Borrower, which, in accordance with GAAP are tangible assets, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper and (ii) all Debt of the Borrower; provided, however, that notwithstanding the foregoing in no event shall there be included as such tangible assets patents, trademarks, trade names, copyrights, licenses, goodwill, receivables from Affiliates, directors, officers or employees, prepaid expenses, deposits, deferred charges or treasury stock or any securities or Debt of the Borrower or any other securities unless the same are readily marketable in the US or entitled to be used as a credit against federal income tax liabilities, non-compete agreements and any other assets designated from time to time by the Lender, in its sole discretion.

                  "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or
         (iii) the date the Lender demands payment of the Obligations.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Minnesota.

                  "US" means the United States of America.

                  "US Content" means that portion of the cost of an Item arising from materials which are of US origin or from labor and services performed in the US.

                                   ARTICLE II

                     Amount and Terms of the Credit Facility

                  Section 2.1 Revolving Advances. The Lender may, in its sole discretion, make advances (each a "Revolving Advance") to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date, on the terms and subject to the conditions herein set forth, to provide the Borrower with working capital to fulfill Export Orders. The Lender shall not consider any request for a

Revolving Advance to the extent that the amount of the requested Revolving Advance exceeds Availability. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.1, the Borrower may request Revolving Advances, prepay, and request additional Revolving Advances.

                  Section 2.2 Requests for Advances. The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Minneapolis time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone. The Lender will not consider any request for a Revolving Advance unless the Lender has received from the Borrower, among other things, a Borrowing Base Certificate as of a date not more than five (5) Business Days before the date of the requested Advance and copies of the Export Orders (or a summary thereof) against which the Borrower is requesting such Advance. Whenever the Borrower makes a request for an Advance based on Eligible Export Inventory, it shall also indicate in its books and records that such Inventory has been designated to fulfill an Export Order and shall no longer be considered Eligible Inventory under the NBCI Credit Facility. Any request for an Advance shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

                  Section 2.3 Interest; Minimum Interest Charge; Default Interest. All interest shall be payable monthly in arrears on the first day of the month and on demand.

                  (a) REVOLVING NOTE. Except as set forth in subsection (c) and
         (d), the outstanding principal balance of the Advances shall bear interest at the Floating Rate.

                  (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to subsections (a) and (c), the Borrower shall pay to the Lender interest of not less than $56,000 per calendar year during the term of this Agreement (prorated for less than a full year), and the Borrower shall pay any deficiency between such minimum interest charge and the amount of interest otherwise calculated under Sections
         (a) and (c) in arrears on the first day of the following calendar year, provided that the sum of the Minimum Interest Charge and the Minimum Interest Charge under the NBCI Credit Facility shall not exceed $56,000 per calendar year.

                  (c) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (d) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

                  Section 2.4 Fees.

                  (a) ORIGINATION FEE. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of $5,000, due and payable upon the execution of this Agreement, provided that the sum of this fee and the origination fee under the NBCI Credit Facility shall not exceed $10,000.

                  (b) FACILITY FEES. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable facility fee equal to one percent (1.00%) of the Maximum Line, due and payable upon the execution of this Agreement. In addition, if the Credit Facility is renewed the Borrower shall pay the Lender a fee equal to one percent (1.00%) of the Maximum Line, due and payable 60 days in advance of the Maturity Date.

                  (c) AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $62.50 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection; provided that so long as NBCI is the Servicer the Borrower shall not have to reimburse such costs and expenses to the extent it has already done so pursuant to the NBCI Credit Facility.

                  Section 2.5 Discretionary Nature of Credit Facility. THE LENDER MAY AT ANY TIME AND FOR ANY REASON REFUSE TO MAKE AN ADVANCE AND/OR DEMAND PAYMENT OF THE ADVANCES AND TERMINATE THIS AGREEMENT WHETHER BORROWER IS OR IS NOT IN COMPLIANCE WITH THIS AGREEMENT. The Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, in order to refuse to make any requested Advance or to demand payment of the Advances. Unless terminated by the Lender at any time or by the Borrower pursuant to Section 2.6, this Agreement shall remain in effect until the Maturity Date.

                  Section 2.6 Termination by Borrower. The Borrower may terminate this Agreement at any time and, subject to payment and performance of all Obligations, may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law by: (i) giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement, and (ii) terminating the NBCI Credit Agreement pursuant to the terms thereof.

                  Section 2.7 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess.

                  Section 2.8 Advances Without Request. The Borrower hereby authorizes the Lender, in its discretion, at any time or from time to time without the Borrower's request, to make Revolving Advances to pay accrued interest, fees, uncollected items that have been applied to the Obligations, and other Obligations due and payable from time to time.

                  Section 2.9 Use of Proceeds. The Borrower shall use the proceeds of Advances for working capital to finance the manufacture, assembly, production or purchase and subsequent sale of Items only. Without limiting the generality of the foregoing, the Borrower shall not use any proceeds of Advances for any purpose prohibited by the Borrower Agreement or (i) to acquire fixed assets or capital goods for use in the Borrower's business; (ii) to acquire, equip or rent commercial space overseas; (iii) to employ non-US residents in offices outside the US; (iv) to serve as a retainage or warranty bond; or (v) to repay pre-existing Debt or future indebtedness of the Borrower unrelated to the Advances.

                  Section 2.10 Facility Subject to Eximbank Rules. The Borrower acknowledges that the Lender is willing to make the Credit Facility available to the Borrower because the Eximbank is willing to guaranty payment of a significant portion of the Obligations pursuant to the Master Guaranty. Accordingly, in the event of any inconsistency among the Loan Documents and the Master Guaranty or related documents, the provision that is the more stringent on the Borrower shall control.

                                   ARTICLE III

                                Security Interest

                  Section 3.1 Grant of Security Interest. The Borrower hereby grants to the Lender a security interest (the "Security Interest") in the following collateral (the "Collateral"), as security for the payment and performance of the Obligations:

         INVENTORY: All inventory of the Borrower, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located;

         ACCOUNTS AND OTHER RIGHTS TO PAYMENT: Each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other Person who subsequently transfers such Person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including all of the Borrower's rights to payment in the form of all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles;

         EQUIPMENT: All of the Borrower's equipment, as such term is defined in the UCC whether now or hereafter owned, including all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower;

         GENERAL INTANGIBLES: All of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future contract rights, patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business; and

         INVESTMENT PROPERTY: All of the Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities;

         together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and, in the case of all tangible property, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, as the Borrower's agent and attorney-in-fact, notify the US Postal Service to change the address for delivery of the Borrower's mail to any address designated by the

Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

                  Section 3.3 Occupancy.

                  (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of each premises where Borrower conducts its business and has any rights of possession (the "Premises") at any time during any Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender in good faith considers related.

                  (c) The Lender's right to hold the Premises shall terminate upon the earlier of payment in full of all Obligations and termination of the Commitment, or final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof.

                  Section 3.4 License. Without limiting the generality of the Patent and Trademark Security Agreement, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use, sub-license or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral following an Event of Default.

                  Section 3.5 Filing a Copy. A carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Borrower is sufficient as a financing statement.

                                   ARTICLE IV

                              Conditions of Lending

                  Section 4.1 Conditions Precedent to Lender's Willingness to Consider Making the Initial Revolving Advance. The Lender's willingness to consider making the initial Revolving Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) This Agreement, properly executed by the Borrower.

                  (b) The Note, properly executed by the Borrower.

                  (c) The SBA/Eximbank Joint Application, properly completed and executed by the Borrower.

                  (d) The Borrower Agreement, properly executed by the Borrower.

                  (e) A properly completed and executed Borrowing Base Certificate as of a date not more than five (5) Business Days before the date of this Agreement.

                  (f) An Exceptions Approval Letter, properly signed by
         Eximbank.

                  (g) A participation and servicing agreement, properly signed by the Servicer.

                  (h) Copies of the Borrower's audited financial statements with full disclosure for the last three (3) fiscal years.

                  (i) Copies of the Borrower's federal tax returns for the last year together with all schedules thereto.

                  (j) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease in favor of the Lender and NBCI.

                  (k) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of liens, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

                  (l) An acknowledgment and waiver of liens from each warehouse in which the Borrower is storing Inventory in favor of the Lender and NBCI.

                  (m) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, (i) an acknowledgment and waiver of liens from each subcontractor who has possession of the Borrower's goods from time to time, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement covering such Person's property other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

                  (n) An acknowledgment and agreement from each licensor in favor of the Lender, together with a true, correct and complete copy of all license agreements in favor of the Lender and NBCI.

                  (o) The Collateral Account Agreement, properly executed by the Borrower.

                  (p) The Patent and Trademark Security Agreement, properly executed by the Borrower.

                  (q) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (r) A certificate of the Borrower's secretary or assistant secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                  (s) A current certificate issued by the Secretary of State of Minnesota, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Minnesota.

                  (t) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (u) A certificate of an officer of the Borrower confirming, in his personal capacity, the representations and warranties set forth in the Disclosure by the Borrower of even date herewith.

                  (v) A support agreement in favor of the Lender and NBCI, properly executed by Donald C. Lies, the Borrower's President and Chief Executive Officer, in his personal capacity.

                  (w) An opinion of counsel to the Borrower, addressed to the Lender.

                  (x) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (y) Payment of the fees and commissions due through the date of the initial Advance and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 8.3, including all legal expenses incurred through the Closing Date.

                  (z) Such other documents as the Lender in its sole discretion may require.

                  Section 4.2 Conditions Precedent to All Advances. The Lender will not consider any request for an Advance unless on such date:

                  (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         Representations and Warranties

                  The Borrower represents and warrants to the Lender as follows:

                  Section 5.1 Name; Locations; Tax ID No.; Subsidiaries. During its existence, the Borrower has done business solely under its corporate name as set forth herein and under such trade names and such other corporate names as disclosed to Lender in writing before this Agreement is signed and delivered. The address of Borrower's chief executive office and principal place of business and its federal tax identification number are set forth below its signature to this Agreement. All Inventory is located at that location or at one of the other locations disclosed to Lender in writing before this Agreement is signed and delivered. The

Borrower has no subsidiaries except as disclosed to Lender in writing before this Agreement is signed and delivered.

                  Section 5.2 Financial Condition; No Adverse Change. Before this Agreement was signed and delivered, the Borrower furnished the Lender its audited financial statements for its fiscal year ended June 30, 1996 and its unaudited financial statements for the fiscal year to day ending March 31, 1997, each certified by the Borrower. Those statements fairly present the Borrower's financial condition as of the dates indicated therein and the results of its operations for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

                  Section 5.3. Suspension and Debarment, etc. On the date of this Agreement neither the Borrower nor any of its Principals (as defined below) are (A) debarred, suspended, proposed for debarment with a final determination skill pending, declared ineligible or voluntarily excluded (as such terms are defined under any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any US federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (B) indicted, convicted or had a civil judgment rendered against the Borrower or any of its Principals for any of the offenses listed in any of the Debarment Regulations. Unless authorized by Eximbank, the Borrower will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any US federal government department or agency pursuant to any of the Debarment Regulations. The Borrower will provide immediate written notice to the Lender if at any time it learns that the certification set forth in this Section 5.3 was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes hereof, (1) "Principals" shall mean any officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities with respect to the Borrower; or any other person (whether or not an employee) who has critical influence on or substantive control over the transaction covered by this Agreement and (2) the Debarment Regulations shall mean (x) the Government wide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988),
(y) Subpart 9.4 (Debarment, Suspension and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400-9.409 and (z) the revised Government wide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 60 Fed. Reg. 33037 (June 26, 1995). The Borrower acknowledges that any statement, certification or representation made by it in connection with the Credit Facility is subject to the penalties provided in Article 18 U.S.C. Section 1001.

                                   ARTICLE VI

                            Covenants of the Borrower

                  So long as the Advances or any amount owing to Lender hereunder shall remain unpaid, the Borrower will comply with the requirements in this Article, unless the Lender shall otherwise consent in writing.

                  Section 6.1 Reporting Requirements. The Borrower will deliver to the Lender each of the following in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements prepared in accordance with GAAP; together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 6.8 and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP, that they fairly present the Borrower's financial condition and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statement of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP subject to year-end audit adjustments, and fairly represent the Borrower's financial condition and the results of its operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 6.8;

                  (c) as soon as available and in any event within five (5) Business Days after the end of each month, a properly completed Borrowing Base Certificate as at the end of such month, signed by the Borrower's chief financial officer;

                  (d) as soon as available and in any event within five (5) Business Days after the end of each month inventory certifications as at the end of such month;

                  (e) within five (5) Business Days after the end of each month, agings of the Borrower's accounts receivable and accounts payable and an accounts receivable certification as of the end of such month;

                  (f) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                  (g) as soon as available and in any event within 15 days of receipt thereof, a copy of the checking account statement of the Borrower as of the last day of each month from each bank with which Borrower maintains a checking account, such statements to be provided to the Lender directly by each such bank or by the Borrower with respect to a bank that is unwilling to send them to the Lender;

                  (h) as soon as available and in any event within three (3) days after they are due, copies of tax payments due and paid and written notice of any and all taxes due but not paid;

                  (i) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

                  (j) promptly upon knowledge thereof, notice of any Items (and the corresponding invoice amount) which are articles, services, or related technical data that are listed on the United States Munitions List (part 121 of title 22 of the Code of Federal Regulations);

                  (k) immediately after a proceeding in bankruptcy or an action for debtor's relief is filed by, against, or on behalf of the Borrower;

                  (l) immediately after the Borrower fails to obtain the dismissal or termination within thirty (30) calendar days of the commencement of any proceeding or action referred to in (k) above; and

                  (m) immediately after the Borrower begins any procedure for its dissolution or liquidation, or a procedure therefor has been commenced against it.

So long as the Servicer is actively servicing the Loan Documents on behalf of the Lender as described in Section 8.2, the Borrower shall provide to the Servicer all reports required under this Section 6.1.

                  Section 6.2 Inspection. Upon the Lender's request, the Borrower will permit any officer, employee, attorney, agent or accountant for the Lender to audit, review, make extracts from or copy any and all records of the Borrower and to inspect the Collateral at all times during ordinary business hours.

                  Section 6.3 Account Verification. The Lender may at any time and from time to time send, or request the Borrower to send, requests for verification of Accounts or notices of assignment to account debtors and other obligors. The Borrower authorizes the Lender to verify Accounts as frequently as daily and the Borrower understands the Lender intends to do so by telephone and/or in writing.

                  Section 6.4 Account Debtors to Pay to Designated Account; Pledge of Account. The Borrower shall instruct all of its Account debtors located outside the US to make all payments for Items directly to the Collateral Account.

                  Section 6.5 No Other Liens. The Borrower will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest, the Permitted Liens, purchase money security interests in equipment, and other security interests approved by the Lender in writing.

                  Section 6.6 Insurance. The Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with a lender's loss payable clause in favor of Lender to the extent of its interest.

                  Section 6.7 Collateral Account. The Borrower has provided the Lender with agreements regarding a collateral account in connection with the collection of Accounts.

                  Section 6.8 Minimum Tangible Net Worth. The Borrower will maintain its Tangible Net Worth, determined as at the end of each month, at an amount not less than $350,000.

                  Section 6.9 No Sale or Transfer of Collateral and Other Assets. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to anyone other than the sale of Inventory in the ordinary course of business.

                  Section 6.10 Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                  Section 6.11 Place of Business; Name. The Borrower will not change the location of its chief executive office or principal place of business from that disclosed pursuant to Section 5.1. The Borrower will not permit any tangible Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

                                   ARTICLE VII

                     Events of Default, Rights and Remedies

                  Section 7.1 Events of Default. Notwithstanding that the Lender may demand immediate payment of the Obligations at any time, whether or not a Default Period then exists, and without waiving or limiting in any respect the Lender's right to so demand payment of the Obligations at any time, this Agreement sets forth a non-exclusive list of certain critical events after the occurrence of which the Lender expects that it would demand immediate payment of the Obligations and exercise its remedies. "Event of Default", wherever used herein, means any one of the following events:

                  (a) Default in the payment of the Obligations on demand or on any portion of the Obligations that otherwise becomes due and payable;

                  (b) Any payment default shall occur under any agreement (other than this Agreement) between the Borrower and the Lender, or the Lender shall accelerate or demand payment of any obligations (other than arising under this Agreement) owed to it by the Borrower, or the Lender shall begin exercising its remedies against the Borrower;

                  (c) Any payment default shall occur under any agreement between the Borrower and the Servicer, or the Servicer shall accelerate or demand payment of any obligations owed to it by the Borrower, or the Servicer shall begin exercising its remedies against the Borrower;

                  (d) Eximbank shall repudiate, purport to revoke or fail to perform its obligations under the Master Guaranty;

                  (e) Any material litigation is commenced against the Borrower and is not withdrawn within thirty (30) calendar days of filing;

                  (f) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor;

                  (g) The Borrower begins any procedure for its liquidation or dissolution or any such procedure is commenced against it; or

                  (h) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in any Loan Document not specifically addressed in this Section 7.1, which shall remain uncured for 30 days after notice from the Lender.

                  Section 7.2 Rights and Remedies. As provided in Section 2.5, the Lender may, at any time, refuse to make any requested Advance, demand payment of the Advances or terminate the Credit Facility, whether or not a Default Period then exists. In addition, during any Default Period, the Lender may exercise any or all of the following rights and remedies:

                  (a) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (b) The Lender may exercise any other rights and remedies available to it by law or agreement.

The remedies provided hereunder are cumulative.

                  Section 7.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.1) at least 10 calendar days before the date of intended disposition or other action.

                                  ARTICLE VIII

                                  Miscellaneous

                  Section 8.1 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be (i) personally delivered, (ii) sent by first class US mail, (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopy number as set forth below its signature to this Agreement.

                  Section 8.2 Servicing of Credit Facility.

                  (a) The Lender has requested that the Servicer service and enforce the Loan Documents, make all Advances and collect all Obligations on the Lender's behalf and the Servicer has agreed to do so. The Borrower acknowledges and accepts the Servicer's appointment as such.

                  (b) The Servicer shall have no duties or responsibilities to the Borrower hereunder, but only to the Lender. Neither the Servicer nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by them hereunder or in connection herewith, unless caused by its or their willful misconduct. The Servicer's duties shall be mechanical and administrative in nature; nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Servicer any obligations with respect to the Loan Documents except as expressly set forth herein. The Borrower shall not in any way be construed to be a third party beneficiary of any relationship between the Servicer and the Lender.

                  (c) The Servicer shall be entitled to rely, and shall be fully protected in relying, upon any communication whether written or oral believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

                  (d) The Borrower shall be entitled to rely upon any communication whether written or oral sent or made by the Servicer for and on behalf of the Lender with respect to all matters pertaining to the Loan Documents and the Borrower's duties and obligations hereunder, unless and until the Borrower receives written notice from the Lender that the Servicer is no longer servicing this credit facility.

                  (e) The Servicer shall hold and be the custodian of the Loan Documents on the Lender's behalf for so long as the Servicer is servicing the Credit Facility.

                  Section 8.3 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses (including legal fees) incurred by the Lender in connection with the Loan Documents and any other document or agreement related thereto, and the transactions contemplated hereby, including wire transfer and ACH charges, the cost of credit reports, overadvance fees, the expense of any auditors and fees and expenses in enforcing this Agreement.

                  Section 8.4 Indemnity. In addition to the payment of expenses pursuant to Section 8.3, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                           (i) any and all transfer taxes, documentary taxes,
                  assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Advances;

                           (ii) any and all liabilities, losses, damages,
                  penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances, this Agreement and the other Loan Documents or the use or intended use of the proceeds of the Advances; and

                           (iii) any claim, loss or damage to which any
                  Indemnitee may be subjected as a result of any violation of any federal, state, local or other governmental statute, regulation, law, or ordinance dealing with the protection of human health and the environment.

         If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, then the Borrower or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 8.4 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder. If Eximbank makes payment of a claim to the Lender under the Master Guaranty in connection with the Credit Facility, Eximbank shall be assigned all the Lender's rights and remedies under the Loan Documents and may enforce any such rights or remedies against the Borrower and the Collateral. Additionally, the Borrower shall hold Eximbank harmless from agrees to indemnify it against any and all liabilities, damages, claims, costs and losses incurred or suffered by it resulting from (a) any materially incorrect certification or statement knowingly made by or on behalf of the Borrower to Eximbank or the Lender in connection with an Advance , this Agreement or any of the other Loan Documents or (b) any breach by the Borrower of the terms and conditions of this Agreement or any of the other Loan Documents.

                  Section 8.5 Binding Effect; Assignment; Counterparts; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

                  Section 8.6 Governing Law; Jurisdiction, Venue; Waiver of
Jury Trial. This Agreement and the Note shall be governed by and construed in accordance with the laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota located in Minneapolis, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.


NORWEST BANK MINNESOTA, NATIONAL          RSI SYSTEMS, INC.
  ASSOCIATION

By /s/ Christopher A. Cudak               By /s/ Donald C. Lies
   -----------------------------------       -----------------------------------
   Christopher A. Cudak                      Donald C. Lies
   Its Vice President                        Its President and Chief Executive
                                             Officer


Address:                                  Address:

Norwest Center                            7400 Metro Blvd.
Sixth Street and Marquette Avenue         Suite 475
Minneapolis, Minnesota 55479-0085         Edina, Minnesota  55439

Telecopy No. 612/667-2269                 Telecopy No. (612) 896-3030

Federal Tax ID No. 41-1592157             Federal Tax I.D. No. 41-1767211

                                                Exhibit A to Credit and Security
                                                Agreement

                                 REVOLVING NOTE

$500,000                                                  Minneapolis, Minnesota
                                                                   June 26, 1997

         For value received, the undersigned, RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay ON DEMAND, and if demand is not sooner made, then as provided in the Credit Agreement (defined below) to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Hundred Thousand Dollars ($500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

         This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.

                                    RSI SYSTEMS, INC.

                                    By _________________________________________
                                       Donald C. Lies
                                       Its President and Chief Executive Officer

                                                         Exhibit B to Credit and
                                                              Security Agreement


                     EXPORT-IMPORT BANK OF THE UNITED STATES
                        WORKING CAPITAL GUARANTEE PROGRAM
                               BORROWER AGREEMENT

         THIS BORROWER AGREEMENT (this "Agreement") is made and entered into by RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), and is acknowledged by NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

         A. The Lender shall make a loan (the "Loan") to the Borrower for the purpose of providing the Borrower with pre-export working capital to finance the manufacture, production or purchase and subsequent export sale of the Items (as hereinafter defined).

         B. The Loan shall be in a principal amount (the "Loan Amount") not to exceed at any time outstanding the amount specified in Section (5)(A) of the Loan Authorization Agreement between the Lender and the Export-Import Bank of the United States ("Eximbank") which is attached hereto as Exhibit A and incorporated herein as a part of this Agreement. If the Loan is being made pursuant to the Lender's Delegated Authority from Eximbank, all references herein to the Loan Authorization Agreement shall be deemed to be to the Loan Authorization Notice provided to Eximbank and the Borrower by the Lender.

         C. The Loan shall be evidenced by a valid and enforceable promissory note payable by the Borrower to the order of the Lender (the "Note") and shall be made pursuant to a written agreement related solely thereto between the Borrower and the Lender (the "Loan Agreement").

         D. A condition precedent to the making of the Loan by the Lender is that Eximbank guarantee the payment of ninety percent (90%) of the Loan Amount and all interest accrued thereon, subject to the terms and conditions of a master guarantee agreement (the "Master Guarantee Agreement") between Eximbank and the Lender.

         E. In consideration for and as a condition precedent to the Lender's making the Loan and Eximbank's entering into the Master Guarantee Agreement, the Borrower shall execute this Agreement for the benefit of the Lender and Eximbank.

          NOW, THEREFORE, the Borrower hereby agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

          "Accounts Receivable" shall mean those trade accounts from the sale of the Items due and payable to the Borrower in the United States and any notes, drafts, letters of credit or insurance proceeds supporting payment thereof.

          "Availability Date" shall mean the last date on which the Lender may make a Disbursement as set forth in Section (10) of the Loan Authorization Agreement or, if such date is not a Business Day, the next Business Day thereafter.

          "Borrowing Base" shall mean the Collateral Value as discounted by the applicable Disbursement Rate(s).

          "Borrowing Base Certificate" shall mean the certificate in form provided by the Lender and executed by the Borrower setting forth the Borrowing Base supporting one or more Disbursements.

          "Business Day" shall mean any day on which the Federal Reserve Bank of New York is open for business.

          "Buyer" shall mean an entity which has entered into one or more Export Orders with the Borrower.

          "Closing Date" shall mean the date on which the Loan Documents are executed by the Borrower.

          "Collateral" shall mean the property of the Borrower in which the Borrower has granted to the Lender a valid and enforceable security interest as security for the payment of all principal and interest due under the Loan, and which is identified in Section (6) of the Loan Authorization Agreement, including all proceeds (cash and non-cash) thereof.

           "Collateral Value" shall mean at any given time the value of all Collateral against which Disbursements may be made as set forth in Section
(5)(C) of the Loan Authorization Agreement, valued according to GAAP.

          "Country Limitation Schedule" shall mean the most recent schedule published by Eximbank and provided to the Borrower by the Lender which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to countries listed therein.

          "Debarment Regulations" shall have the meaning set forth in Section 2.16.

          "Disbursed Amount" shall mean the aggregate outstanding amount of the Disbursements.

          "Disbursement" shall mean an advance of the Loan from the Lender to the Borrower under the Loan Agreement.

          "Disbursement Rate" shall mean the rate specified in Section (5)(C) of the Loan Authorization Agreement for each category of Collateral.

          "Dollars" or "$" shall mean the lawful money of the United States of America.

          "Export Order" shall mean a written export order or contract for the purchase by the Buyer from the Borrower of any of the Items.

          "GAAP" shall mean the generally accepted accounting principles issued by the American Institute of Certified Public Accountants.

          "Guarantor" shall mean each person or entity, if any, identified in Section (3) of the Loan Authorization Agreement who shall guarantee (jointly and severally if more than one) the Borrower's obligation to repay all amounts outstanding under the Note.

          "Inventory" shall mean the raw materials, work-in-process and finished goods purchased or manufactured by the Borrower for resale and located in the United States.

          "Items" shall mean the finished goods or services which are intended for export, as specified in Section (4)(A) of the Loan Authorization Agreement.

          "Letter of Credit" shall mean an irrevocable letter of credit subject to UCP 500, payable in the United States or at the issuing bank and issued either: (i) for the benefit of the Borrower on behalf of a Buyer in connection with the purchase of the Items; or (ii) for the benefit of United States supplier(s) on behalf of the Borrower in connection with the purchase of goods or services from the supplier by the Borrower, which purchase is in support of the export sales financed under the Loan.

          "Loan Documents" shall mean the Note, the Loan Agreement, this Agreement and any other instrument, agreement or document previously, simultaneously or hereafter executed by the Borrower or any Guarantors evidencing, securing, guaranteeing or in connection with the Loan.

          "Principals" shall have the meaning set forth in Section 2.16.

          "Revolving Loan" shall mean a Loan under which amounts disbursed and repaid may be disbursed on a continuous basis during the term of the Loan.

          "Transaction Specific Loan" shall mean a Loan under which amounts disbursed and repaid may not be disbursed again.

          "U.S." or "United States" shall mean the United States of America and its territorial possessions.

          "U.S. Content" shall mean with respect to any Item all the labor, materials and services which are of U.S. origin or manufacture, and which are incorporated into an Item in the United States

                                   ARTICLE II

                           OBLIGATIONS OF THE BORROWER

          Until payment in full of the Loan, the Borrower agrees to the following:

          Section 2.1 Use of Disbursements. The Borrower shall use Disbursements only for the purpose of enabling the Borrower to finance the cost of manufacturing, producing, purchasing or selling the Items. The Borrower may not use Disbursements for the purpose of: (a) servicing any of the Borrower's pre-existing or future indebtedness unrelated to the Loan; (b) acquiring fixed assets or capital goods for use in the Borrower's business; (c) acquiring, equipping or renting commercial space outside of the United States; (d) paying the salaries of non-U.S. citizens or non-U.S. permanent residents who are located in offices outside the United States; or (e) serving as a retainage or warranty bond.

          In addition, Disbursements may not be used to finance the manufacture, purchase or sale of any of the following:

          (a) Items to be sold to a Buyer located in a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

          (b) that part of the cost of the Items which is not U.S. Content unless such part is not greater than fifty percent (50%) of the cost of the Items and is incorporated into the Items in the United States;

          (c) defense articles or defense services; or

          (d) without Eximbank's prior written consent, any Items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water Production facilities.

          Section 2.2 Borrowing Base Certificates and Export Orders. In order to receive a Disbursement under the Loan, the Borrower shall deliver to the Lender a Borrowing Base Certificate current within the past five (5) Business Days and a copy of the Export Order(s) (or, for Revolving Loans, if permitted by the Lender, a written summary of the Export Orders) against which the Borrower is requesting a Disbursement. If the Lender permits summaries of Export Orders, the Borrower shall also deliver promptly to the Lender copies of any Export Orders requested by the Lender. Additionally, the Borrower shall deliver to the Lender at least once every thirty (30) calendar days a Borrowing Base Certificate current within the past five (5) Business Days, which requirement may be satisfied by submission of a Borrowing Base Certificate when requesting a Disbursement.

          Section 2.3 Exclusions from the Borrowing Base. In determining the amount of a requested Disbursement, the Borrower shall exclude from the Borrowing Base the following:

          (a) any Inventory which is not located in the United States;

          (b) any demonstration Inventory or Inventory sold on consignment;

          (c) any Inventory consisting of proprietary software;

          (d) any Inventory which is damaged, obsolete, returned, defective, recalled or unfit for further processing;

          (e) any Inventory which has been previously exported from the United States;

          (f) any Inventory which constitutes defense articles or defense services or any Accounts Receivable generated by sales of such Inventory;

          (g) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

          (h) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank coverage is not available for commercial reasons as designated in the Country Limitation Schedule, unless and only to the extent that such Items are to be sold to such country on terms of a Letter of Credit confirmed by a bank acceptable to Eximbank:

          (i) any Inventory which is to be incorporated into Items whose sale would result in an ineligible Account Receivable;

          (j) any Account Receivable with a term in excess of net one hundred eighty (180) days;

          (k) any Account Receivable which is more than sixty (60) calendar days past the original due date, unless it is insured through Eximbank export credit insurance for comprehensive commercial and political risk, or through Eximbank approved private insurers for comparable coverage, in which case ninety (90) calendar days shall apply;

          (l) any intra-company Account Receivable or any Account Receivable from a subsidiary of the Borrower, from a person or entity with a controlling interest in the Borrower or from an entity which shares common controlling ownership with the Borrower;

          (m) any Account Receivable evidenced by a Letter of Credit, until the date of shipment of the Items covered by the subject Letter of Credit;

          (n) any Account Receivable which the Lender or Eximbank, in its reasonable judgment, deems uncollectible for any reason;

          (o) any Account Receivable payable in a currency other than Dollars, except as may be approved in writing by Eximbank;

          (p) any Account Receivable from a military Buyer, except as may be approved in writing by Eximbank; and

          (q) any Account Receivable due and collectible outside the United States, except as may be approved in writing by Eximbank.

          Section 2.4 Schedules, Reports and Other Statements. The Borrower shall submit to the Lender in writing each month (a) an Inventory schedule for the preceding month and (b) an Accounts Receivable aging report for the preceding month detailing, the terms of the amounts due from each Buyer. The Borrower shall also furnish to the Lender promptly upon request such information, reports, contracts, invoices and other data concerning the Collateral as the Lender may from time to time specify.

          Section 2.5 Additional Security or Payment. The Borrower shall at all times ensure that the Borrowing Base exceeds the Disbursed Amount. If informed by the Lender or if the Borrower otherwise has actual knowledge that the Borrowing Base is at any time less than the Disbursed Amount, the Borrower shall, within five (5) Business Days, either (a) furnish additional security to the Lender, in form and amount satisfactory to the Lender and Eximbank, or (b) pay to the Lender an amount equal to the difference between the Disbursed Amount and the Borrowing Base.

          Section 2.6 Continued Security Interest. The Borrower shall notify the Lender in writing within five (5) Business Days if (a) the Borrower changes its name or identity in any manner, (b) the Borrower changes the location of its principal place of business, (c) the nature of any of the Collateral is changed or any of the Collateral is transferred to another location or (d) any of the books or records related to the Collateral are transferred to another location. The Borrower shall execute such additional financing statements or other documents as the Lender may reasonably request in order to maintain its perfected security interest in the Collateral.

          Section 2.7 Inspection of Collateral. The Borrower shall permit the representatives of the Lender and Eximbank to make at any time during normal business hours reasonable inspections of the Collateral and of the Borrower's facilities, activities, and books and records, and shall cause its officers and employees to give full cooperation and assistance in connection therewith.

          Section 2.8 Notice of Debtor's Relief, Dissolution and Litigation. The Borrower shall notify the Lender in writing within five (5) Business Days of the occurrence of any of the following:

          (a) a proceeding in bankruptcy or an action for debtor's relief is filed by, against, or on behalf of the Borrower;

          (b) the Borrower fails to obtain the dismissal or termination within thirty (30) calendar days of the commencement of any proceeding or action referred to in (a) above;

          (c) the Borrower begins any procedure for its dissolution or liquidation, or a procedure therefore has been commenced against it; or

          (d) any material litigation is filed against the Borrower.

          Section 2.9 Insurance. The Borrower shall maintain insurance coverage in the manner and to the extent customary in businesses of similar character.

          Section 2.10 Merger or Consolidation. Without the prior written consent of Eximbank and the Lender, the Borrower shall not (a) merge or consolidate with any other entity, (b) sell, lease, transfer or otherwise dispose of any substantial part of its assets, or any part of its assets which are essential to the conduct of its business or operations, (c) make any material change in its organizational structure or identity, or (d) enter into any agreement to do any of the foregoing.

          Section 2.11 Reborrowings and Repayment Terms. (a) If the Loan is a Revolving Loan, provided that the Borrower is not in default under any of the Loan Documents, the Borrower may borrow, repay and reborrow amounts under the Loan until the close of business on the Availability Date. Unless the Revolving Loan is renewed or extended by the Lender, the Borrower shall pay in full the outstanding Loan Amount and all accrued and unpaid interest thereon no later than the first Business Day after the Availability Date.

          (b) If the Loan is a Transaction Specific Loan, the Borrower shall, within two (2) Business Days of the receipt thereof, pay to the Lender (for application against the outstanding Loan Amount and accrued and unpaid interest thereon) all checks, drafts, cash and other remittances it may receive in payment or on account of the Accounts Receivable or any other Collateral, in precisely the form received (except for the endorsement of the Borrower where necessary). Pending such deposit, the Borrower shall not commingle any such items of payment with any of its other funds or property, but will hold them separate and apart.

          Section 2.12 Cross Default. The Borrower shall be deemed in default under the Loan if the Borrower fails to pay when due any amount payable to the Lender under any loan to the Borrower not guaranteed by Eximbank.

          Section 2.13 Financial Statements. The Borrower shall provide quarterly financial statements to the Lender no later than forty-five (45) days after the end of each quarter. This is in addition to any other financial statements that may be required by the Lender under the Loan Agreement.

          Section 2.14 Taxes, Judgments and Liens. The Borrower shall remain current on all of its federal, state and local tax obligations. In addition, the Borrower shall notify the Lender in the event (i) any judgment is rendered against the Borrower, or (ii) any lien is filed against any of the assets of the Borrower.

          Section 2.15 Munitions List. If any of the Items are articles, services, or related technical data that are listed on the United States Munitions List (part 121 of title 22 of the Code of Federal Regulations), the Borrower shall send a written notice promptly to the Lender describing the Item(s) and the corresponding invoice amount.

          Section 2.16 Suspension and Debarment, etc. On the date of this Agreement neither the Borrower nor its Principals (as defined below) are (A) debarred, suspended, proposed for debarment with a final determination skill pending, declared ineligible or voluntarily excluded (as such terms are defined under any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (B) indicted, convicted or had a civil judgment rendered against the Borrower or any of its Principals for any of the offenses listed in any of the Debarment Regulations. Unless authorized by Eximbank, the Borrower will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations. The Borrower will provide immediate written notice to the Lender if at any time it learns that the certification set forth in this Section
2.16 was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes hereof, (1) "Principals" shall mean any officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities with respect to the Borrower; or any other person (whether or not an employee) who has critical influence on or substantive control over the transaction covered by this Agreement and (2) the Debarment Regulations shall mean (x) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988),
(y) Subpart 9.4 (Debarment, Suspension and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400-9.409 and (z) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 60 Fed. Reg. 33037 (June 26, 1995).

          Section 2.17 Special Conditions. The Borrower shall comply with all Special Conditions, if any, referenced in Section (11) of the Loan Authorization Agreement or the Loan Authorization Notice.

                                   ARTICLE III

                               RIGHTS AND REMEDIES

          Section 3.1 Indemnification. Upon Eximbank's payment of a claim to the Lender in connection with the Loan pursuant to the Master Guarantee Agreement, Eximbank shall assume all rights and remedies of the Lender under the Loan Documents and may enforce any such rights or remedies against the Borrower, the Collateral and any Guarantors. Additionally, the Borrower shall hold Eximbank and the Lender harmless from and indemnify them against any and all liabilities, damages, claims, costs and losses incurred or suffered by either of them resulting from (a) any materially incorrect certification or statement knowingly made by the Borrower or its agent to Eximbank or the Lender in connection with the Loan, this Agreement or any of the other Loan Documents or (b) any material breach by the Borrower of the terms and conditions of this Agreement or any of the other Loan Documents. The Borrower also acknowledges that any statement, certification or representation made by the Borrower in connection with the Loan is subject to the penalties provided in Article 18 U.S.C. Section 1001.

                                   ARTICLE IV

                                  MISCELLANEOUS

          Section 4.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, United States of America.

          Section 4.2 Notification. All notifications required by this Agreement shall be given in the manner provided in the Loan Agreement.

          Section 4.3 Partial Invalidity. If at any time any of the provisions of this Agreement becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, the validity nor the enforceability of the remaining provisions hereof shall in any way be affected or impaired.

         IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed as of the 26th day of June, 1997.

                                RSI SYSTEMS, INC.

                                By_____________________________________________
                                  Donald C. Lies
                                  Its President and Chief Executive Officer

ACKNOWLEDGED:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By___________________________________________________
  Christopher A. Cudak
  Its Vice President

Guaranteed Loan No. ____________________

                                                         EXHIBIT B TO CREDIT AND
                                                              SECURITY AGREEMENT


                                    Exhibit A

                          Loan Authorization Agreement

                                                Exhibit C to Credit and Security
                                                Agreement

                             COMPLIANCE CERTIFICATE

To:     Roger A. Pfiffner
        Norwest Business Credit, Inc., as Servicer
        Christopher A. Cudak
        Norwest Bank Minnesota, National Association

Date:   ______________________, 199___

Subject:  RSI Systems, Inc.

          Financial Statements

          In accordance with our Credit and Security Agreement dated as of June 26, 1997 (the "Credit Agreement"), attached are the financial statements of RSI Systems, Inc. (the "Borrower") as of and for ________________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

          I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

          Events of Default. (Check one):

    |_|   The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

    |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

          Financial Covenants. I further hereby certify as follows:

          1. Minimum Tangible Net Worth. Pursuant to Section 6.8 of the Credit Agreement, as of the Reporting Date the Borrower's Tangible Net Worth was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $350,000.

          Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                     RSI SYSTEMS, INC.

                                     By ____________________________

                                        Its Chief Financial Officer

                                                Exhibit D to Credit and Security
                                                Agreement

                       FORM OF BORROWING BASE CERTIFICATE

M1:0264849.06

9/22/97 3:12 PM

                                                Exhibit E to Credit and Security
                                                Agreement

                                 PERMITTED LIENS

Creditor       Collateral       Jurisdiction       Filing Date       Filing No.
--------       ----------       ------------       -----------       ----------

                                    NONE

                                   DISCLOSURE

                                RSI Systems, Inc.

                  The Borrower signing below hereby makes the following disclosures to Norwest Bank Minnesota, National Association in connection with a Credit and Security Agreement between them dated on or about the date hereof:

                  1. Legal Names. During its existence, the legal name of the Borrower has been its legal name as disclosed in the Credit Agreement and the following predecessor legal names (insert "None" if none"):

                  Rocket Science, Inc.

                  2. Assumed Names. During its existence, the Borrower has done business under the following trade names other than the legal names disclosed in paragraph 1 above (insert "None" if none):

                  None.

                  3. Inventory Locations. All of the Borrower's inventory is located at the address of the chief executive office of the Borrower as disclosed in the Credit Agreement and at the following additional locations (insert "None" if none):

                  Eden Prairie Metro RV and Mini-Storage
                  6852 Flying Cloud Drive, Suite B
                  Eden Prairie, Minnesota 55344

                  Altron, Inc.
                  6700 Industry Avenue
                  Anoka, Minnesota 55303-4595

                  4. Subsidiaries. The Borrower has no subsidiaries other than as follows (insert "None" if none):

                  RSI Systems Export Corporation

                  5. Payment of Taxes. The Borrower has paid to the proper authorities when due all federal, state, and local income taxes and taxes required to be withheld by Borrower, and no claim is being made against Borrower for any such taxes by any taxing authority except as follows (insert "None" if none):

                  None.

                  6. Environmental. To the best of Borrower's knowledge, the Borrower has conducted and is conducting its business in compliance with all federal, state, and local statutes, regulations, laws, and ordinances dealing with the protection of human health and the environment ("Environmental Laws"), and there are no claims, investigations, lawsuits, or administrative proceedings against Borrower or relating to any real estate owned or operated by Borrower alleging a violation of any Environmental Law except as follows (insert "None" if none):

                  None.

                  7. Litigation. Other than as disclosed above with respect to Environmental Laws, there are no lawsuits or proceedings pending, or to the best knowledge of the Borrower threatened, against or affecting the Borrower or its properties except as follows (insert "None" if none):

                  None.

Dated: June 26, 1997                RSI SYSTEMS, INC.



                                    By /s/ Donald C. Lies
                                       ----------------------------------------
                                       Donald C. Lies
                                       Its President and Chief Executive Officer

                            CERTIFICATE OF AUTHORITY

                  I, James D. Hanzlik, do hereby certify that I am secretary or assistant secretary of RSI Systems, Inc., a Minnesota corporation; that the following is a true, complete and correct copy of the resolutions duly adopted (check one):

         |X| at a meeting of the directors of said corporation duly and properly called and held on the 4th day of June, 1997, at which a quorum was present and acting throughout;

         |_| by unanimous written action duly and lawfully taken, subscribed by all the directors of said corporation;

and I further certify that said resolutions are now in full force and effect:

                                   Resolutions

         RESOLVED, that the Chief Executive Officer, President and Chief Financial Officer of the Company be and hereby are authorized and directed to negotiate the final documents with respect to the proposed credit facilities with Norwest Business Credit and Norwest Bank Minnesota in order to secure for the Company a $1,000,000 and a $500,000, respectively, of credit and such officers are hereby authorized and directed on behalf of the Company to execute and deliver the credit agreements so negotiated together with such security and pledge agreements and other agreements, instruments, certificates and documents as may be necessary or desirable to achieve the purposes of this resolution.

         RESOLVED, that Norwest Bank International is hereby designated as the Company depository for foreign funds and transfers in connection with international sales and the Company's Chief Executive Officer and Chief Financial Officer are hereby authorized and directed to establish an account or accounts at Norwest Bank International for such purpose and are each authorized to execute funds, transfers and otherwise deal with such accounts and to execute such agreements, certificates and other documents as may be necessary or desirable to effectuate the purpose of this resolution.

                  I further certify that the directors of said Corporation have, and at the time of adoption of the foregoing resolutions had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers therein granted to the persons named and that such persons have full power and authority to exercise same. I further certify that the signatures appearing below are the authentic and official signatures of the officers and agents referred to in the foregoing resolutions, that the persons named below as officers have been duly elected to and now hold the offices in said Corporation set forth opposite their respective names, and that the persons named as agents below have been duly authorized to sign and to act on behalf of said Corporation pursuant to the foregoing resolutions:

           Name                      Title                  Sample Signature
           ----                      -----                  ----------------

      Donald C. Lies          President and Chief         /s/ Donald C. Lies
                               Executive Officer

     James D. Hanzlik         Secretary and Chief         /s/ James D. Hanzlik
                               Financial Officer

   --------------------    -------------------------    ------------------------

   --------------------    -------------------------    ------------------------

                  I further certify (check one):

         |X| that the foregoing resolutions were duly approved by the shareholders of said Corporation at a meeting duly and properly called and held on the 4th day of June, 1997, at which a quorum was present and acting throughout, or otherwise as permitted by law;

         |_| that the foregoing resolutions are effective and binding on said Corporation without approval by its shareholders.

                  I further certify that the forms of Credit and Security Agreement and the other Loan Documents, and any other writings relating to the credit facility with Norwest Bank Minnesota, National Association, executed on behalf of said Corporation by its President and Chief Executive Officer and delivered to the Lender are the agreements and writings referred to in and approved by the Resolutions set forth above.

                  I further certify that attached hereto as Exhibit A, are true, correct and complete copies of the articles of incorporation and bylaws of said Corporation, which articles of incorporation and bylaws are in full force and effect and have not been altered, amended or revised. I further certify that attached hereto as Exhibit B is a Certificate of Good Standing of the Corporation not more than ten days old.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name this 26th day of June, 1997.

                                          /s/ James D. Hanzlik
                                          -------------------------------------
                                          James D. Hanzlik, Secretary
                                          RSI Systems, Inc.

Attest by One Other Officer

/s/ Donald C. Lies
-----------------------------------

                               STATE OF MINNESOTA

                               SECRETARY OF STATE


                          CERTIFICATE OF INCORPORATION


         I, Joan Anderson Growe, Secretary of State of Minnesota do certify that: Articles of Incorporation duly signed and acknowledged under oath have been filed on this date in the Office of the Secretary of State for the incorporation of the following corporation under and in accordance with the provisions of the chapter of Minnesota Statutes listed below.

         This corporation is now legally organized under the laws of Minnesota.

      Corporate Name: Rocket Science, Inc.

      Corporate Charter Number: 8B-189

      Chapter Formed Under: 302A

      This certificate has been issued on 12/21/1993.


[STAMP]

THE GREAT SEAL OF THE STATE OF MINNESOTA * 1858 *


                                             /s/ Joan Anderson Growe
                                             -----------------------------------
                                                              Secretary of State

                               STATE OF MINNESOTA

                              DEPARTMENT OF STATE

   I hereby certify that this is a true and complete copy of the document as filed for record in this office.

DATED 6-12-1997


   /s/ Joan Anderson Growe
   -----------------------------------
               Secretary of State



   /s/ {illegible}
   -----------------------------------

                      Exhibit A to Secretary's Certificate

                      ARTICLES OF INCORPORATION AND BYLAWS

                          [TO BE PROVIDED BY BORROWER]

M10264894.02

6/26/97 10:07 AM

                      Exhibit B to Secretary's Certificate

                          CERTIFICATE OF GOOD STANDING

                          [TO BE PROVIDED BY BORROWER]

M1:0264894.02

6/26/97 10:07 AM

                     PATENT AND TRADEMARK SECURITY AGREEMENT

                  This Agreement, dated as of June 26, 1997, is made by and between RSI SYSTEMS, INC., a Minnesota corporation whose address and principal place of business is 7400 Metro Blvd., Suite 475, Edina, Minnesota 55439 (the "Debtor"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association whose address and principal place of business is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0085 (the "Secured Party").

                                    Recitals

                  The Debtor and the Secured Party have entered into a Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") setting forth the terms on which the Secured Party may now or hereafter make certain loans or other financial accommodations to or for the account of the Debtor.

                  As a further condition to making any loan or other financial accommodation under the Credit Agreement or otherwise, the Secured Party has required the execution and delivery of this Agreement by the Debtor.

                  ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

                  1. Definitions. All terms defined in the Recitals hereto or in the Credit Agreement that are not otherwise defined herein shall have the meanings given to them therein. In addition, the following terms have the meanings set forth below:

                  "Obligations" means each and every debt, liability and obligation of every type and description arising under or in connection with any Loan Document (as defined in the Credit Agreement) which the Debtor may now or at any time hereafter owe to the Secured Party, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several or joint and several, and including specifically, but not limited to, the Obligations (as defined in the Credit Agreement).

                  "Patents" means all of the Debtor's right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the patents listed on Exhibit A.

                  "Trademarks" means all of the Debtor's right, title and interest in and to trademarks, service marks, collective membership marks, the respective goodwill associated with each, and licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit B.

                  2. Security Interest. The Debtor hereby irrevocably assigns to and grants to the Secured Party a security interest with power of sale to the extent permitted by law (the "Security Interest") in the Patents and in the Trademarks to secure payment of the Obligations.

                  3. Representations, Warranties and Agreements. The Debtor hereby represents, warrants and agrees as follows:

                  (a) EXISTENCE; AUTHORITY. The Debtor is a corporation, having full power to and authority to make and deliver this Agreement. The execution, delivery and performance of this Agreement by the Debtor have been duly authorized by all necessary action of the Debtor's directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation and bylaws or any agreement presently binding on it. This Agreement has been duly executed and delivered by the Debtor and constitutes the Debtor's lawful, binding and legally enforceable obligation. The correct name of the Debtor is RSI Systems, Inc.. The authorization, execution, delivery and performance of this Agreement do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

                  (b) PATENTS. Exhibit A accurately lists all Patents owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of registrations pertaining to the Patents as of the date hereof.

                  (c) TRADEMARKS. Exhibit B accurately lists all Trademarks owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of Trademarks and all registrations pertaining thereto as of the date hereof.

                  (d) TITLE. The Debtor has absolute title to each Patent and each Trademark listed on Exhibits A and B, free and clear of all security interests, liens and encumbrances, except the Security Interest. The Debtor (i) will have, at the time the Debtor acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all security interests, liens and encumbrances, except the Security Interest, and (ii) will keep all Patents and Trademarks free and clear of all security interests, liens and encumbrances except the Security Interest.

                  (e) NO SALE. The Debtor will not sell or otherwise dispose of the Patents or Trademarks, or any interest therein, without the Secured Party's prior written consent.

                  (f) DEFENSE. The Debtor will at its own expense, and using its best efforts, protect and defend the Patents and Trademarks against all claims or demands of all persons other than the Secured Party.

                  (g) MAINTENANCE. The Debtor will at its own expense maintain the Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to register and all affidavits and renewals possible with respect to issued registrations. The Debtor covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit in support thereof, without first providing the Secured Party: (i) sufficient written notice, as provided in the Credit Agreement, to allow the Secured Party to timely pay any such maintenance fees or annuity which may become due on any of said Patents or Trademarks, or to file any affidavit with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit, should such be necessary or desirable.

                  (h) SECURED PARTY'S RIGHT TO TAKE ACTION. If the Debtor fails to perform or observe any of its covenants or agreements set forth in this Section 3, and if such failure continues for a period of ten (10) calendar days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in subsection (g), immediately upon the occurrence of such failure, without notice or lapse of time), or if the Debtor notifies the Secured Party that it intends to abandon a Patent or Trademark, the Secured Party may (but need not) perform or observe such covenant or agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure.

                  (i) COSTS AND EXPENSES. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by the Secured Party in connection with or as a result of the Secured Party's taking action under subsection (h) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by the Secured Party at the highest rate then applicable to any of the Obligations.

                  (j) POWER OF ATTORNEY. To facilitate the Secured Party's taking action under subsection (h) and exercising its rights under
         Section 6, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this
         Section 3, or, necessary for the Secured Party, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Credit Agreement as provided therein and the payment and performance of all Obligations (as defined therein).

                  4. Debtor's Use of the Patents and Trademarks. The Debtor shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

                  5. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (a) an Event of Default, as defined in the Credit Agreement, shall occur; or (b) the Debtor shall fail promptly to observe or perform any covenant or agreement herein binding on it; or (c) any of the representations or warranties contained in Section 3 shall prove to have been incorrect in any material respect when made.

                  6. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may, at its option, take any or all of the following actions:

                  (a) The Secured Party may exercise any or all remedies available under the Credit Agreement.

                  (b) The Secured Party may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.

                  (c) The Secured Party may enforce the Patents and Trademarks and any licenses thereunder, and if Secured Party shall commence any suit for such enforcement, the Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid of such enforcement.

Notwithstanding the foregoing, the Secured Party will not take any of the foregoing actions if a third person pledges, assigns and transfers within one
(1) day after the occurrence of an Event of Default, as additional collateral to secure the Obligations, negotiable certificates of deposit, equity securities that are traded on any national securities exchange or on the NASDAQ National Market System and/or cash or the equivalent, which in the aggregate have and will continue to have a fair market value equal to or greater than the outstanding Obligations under the Credit Agreement at the time such Event of Default arises. Such person must execute and deliver all security agreements and related documents and transfer possession and control of such additional collateral as the Secured Party may request in its sole discretion, and such additional collateral shall be in form and substance acceptable to the Secured Party in its sole discretion.

                  7. Miscellaneous. This Agreement has been duly and validly authorized by all necessary action, corporate or otherwise. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Patents and Trademarks in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective participants, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of Minnesota without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

                  THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties have executed this Patent and Trademark Security Agreement as of the date written above.

NORWEST BANK MINNESOTA,               RSI SYSTEMS, INC.
  NATIONAL ASSOCIATION

By /s/ Christopher A. Cudak               By /s/ Donald C. Lies
   -----------------------------------       -----------------------------------
   Christopher A. Cudak                      Donald C. Lies
   Its Vice President                        Its President and Chief Executive
                                                 Officer

STATE OF MINNESOTA         )
                           )
COUNTY OF HENNEPIN         )

                  The foregoing instrument was acknowledged before me this 26th day of June, 1997, by Donald C. Lies, the President and Chief Executive Officer of RSI Systems, Inc., a Minnesota corporation, on behalf of the corporation.


[STAMP]
ROBERT J. WEIERMAN JR.
NOTARY PUBLIC - MINNESOTA                    /s/ Robert J. Weierman Jr.
MY COMMISSION EXPIRES JAN. 31, 2000          -----------------------------------
                                             Notary Public


STATE OF MINNESOTA         )
                           )
COUNTY OF HENNEPIN         )

                  The foregoing instrument was acknowledged before me this 26th day of June, 1997, by Christopher A. Cudak, a Vice President of Norwest Bank Minnesota, National Association, a national banking association, on behalf of the bank.


[STAMP]
ROBERT J. WEIERMAN JR.
NOTARY PUBLIC - MINNESOTA                    /s/ Robert J. Weierman Jr.
MY COMMISSION EXPIRES JAN. 31, 2000          -----------------------------------
                                             Notary Public

                                    EXHIBIT A

                          UNITED STATES ISSUED PATENTS

              Title                         Patent Number            Issue Date
              -----                         -------------            ----------

Peripheral Video Conferencing Unit          Des. 370,010            May 21, 1996



                        UNITED STATES PATENT APPLICATIONS

               Title                     Patent Application      Issue Date
               -----                     ------------------      ----------
                                               Number
                                               ------

Peripheral Video Conferencing System       Application No.     September 7, 1994
                                           PCT/US95/11390



                             FOREIGN ISSUED PATENTS

                        Title             Country   Patent Number   Issue Date
                        -----             -------   -------------   ----------

Stand alone peripheral video conferencing    WO        9608110      March 14,
system - allows communication with                                     1996
analogue or digital communications
channel and separate host computer
system


Same                                         AU        9535484       March 27,
                                                                       1996

Same                                         AU         127747      September 6,
                                                                        1996

Same                                         CA         78379        May 9, 1996

Same                                         DE       M9503539.7   July 19, 1995

Same                                         FR         952365    April 21, 1995

Same                                         GB        2046903

Same                                         JP        Pending    April 21, 1995

                                    EXHIBIT B

                 UNITED STATES ISSUED TRADEMARKS, SERVICE MARKS

                         AND COLLECTIVE MEMBERSHIP MARKS

                                  REGISTRATIONS

                  Mark                Registration Number      Registration Date
                  ----                -------------------      -----------------

Eris                                       1,997,487            August 27, 1996


                                  APPLICATIONS

                  Mark                 Application Number      Registration Date
                  ----                 ------------------      -----------------

Computer Free                              75-183,232          October 17, 1996

Video Airline                              75-183,056          October 17, 1996

Eris Video Flyer                           75-178,355          October 8, 1996


                           COLLECTIVE MEMBERSHIP MARKS

                                      NONE



                               UNREGISTERED MARKS

                                      NONE

                          COLLATERAL ACCOUNT AGREEMENT

                                  June 26, 1997

TO:      Norwest Bank Minnesota, National Association
         Norwest Center
         Sixth Street and Marquette Avenue
         Minneapolis, Minnesota 55479-0085

                  Re: Account No. 335644 maintained by Norwest Bank International New York Branch (the "Bank")

Ladies and Gentlemen:

                  RSI Systems, Inc., a Minnesota corporation (the "Client"), and the Bank are writing to confirm that they have agreed as follows:

                  1. The Client will cause all of its account debtors located outside the United States of America to wire transfer to the referenced account (the "Collateral Account") all payments for goods and services sold to them.

                  2. The Collateral Account will be operated and maintained exclusively for the benefit of Norwest Bank Minnesota, National Association, a national banking association (the "Lender"). Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Client, except after full payment and discharge of all obligations to the Lender and termination of all related credit facilities. The Client shall have no right to make or countermand withdrawals from the Collateral Account.

                  3. The Client hereby pledges to and grants the Lender a security interest in all funds on deposit in the Collateral Account from time to time and all proceeds thereof, to secure payment of all of the Client's obligations to the Lender whether now existing or hereafter arising.

                  4. The Bank shall transmit all funds in the Collateral Account at the end of each business day to Norwest Business Credit, Inc., Account No. 6355010053.

                  5. The Client may not terminate this Agreement without obtaining the Lender's prior written consent. The Bank may not terminate this Agreement without 60 days' prior written notice to the Lender. The Lender may terminate this Agreement at any time, with or without cause.

                  6. This Agreement shall be enforceable against the Client and the Bank by the Lender and the Lender's participants, successors and assigns. The Client and the Bank waive notice of the Lender's acceptance hereof.

                  7. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

NORWEST BANK INTERNATIONAL               RSI SYSTEMS, INC.
  NEW YORK BRANCH


By {illegible}                           By /s/ Donald C. Lies
   -----------------------------------      -----------------------------------
   Its Vice President                       Donald C. Lies
                                            Its President and Chief Executive
                                                Officer

Accepted:

NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION


By /s/ Christopher A. Cudak
   ----------------------------------
   Christopher A. Cudak
   Its Vice President

                              OFFICER'S CERTIFICATE


TO:      Norwest Bank Minnesota, National Association
         Norwest Center
         Sixth Street and Marquette Avenue
         Minneapolis, Minnesota 55479-0085

                  To induce you, at your sole discretion, to make one or more loans from time to time to RSI Systems, Inc., a Minnesota corporation (the "Borrower"), in accordance with the Credit and Security Agreement dated June 26, 1997 between it and you (the "Credit Agreement") and all other Loan Documents (as defined in the Credit Agreement), I hereby represent and warrant to you, in my individual capacity, that each and every representation and warranty set forth in Article V of the Credit Agreement is true and correct as of the date hereof.

Dated: June 26, 1997


                                          Very truly yours,


                                          /s/ Donald C. Lies
                                          --------------------------------------
                                          Donald C. Lies

                                                                                                                   OMB NO. 3048-0003
                                                                                                             EXPIRES AUGUST 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
         (SBA Use Only)                                                                                      (EXIMBANK USE ONLY)
 Date Received                                   U.S. SMALL BUSINESS ADMINISTRATION                 Lender              Transaction
                                              EXPORT-IMPORT BANK OF THE UNITED STATES                 PLP     DA Level A  PLP
 C.I.D. No.                                    JOINT APPLICATION FOR WORKING CAPITAL                  PEFCO   DA Level B  DA
                                                             GUARANTEE                                                    Regular
------------------------------------------------------------------------------------------------------------------------------------
                                                    PART A. PRINCIPAL PARTIES
------------------------------------------------------------------------------------------------------------------------------------
1.   BORROWER/EXPORTER
------------------------------------------------------------------------------------------------------------------------------------
Company Name                                                          D&B No.                          Telephone
RSI Systems, Inc.                                                     87-633-0945                      612-896-3026
------------------------------------------------------------------------------------------------------------------------------------
Name and Title of Contact Person                                      Federal ID No.                   FAX
James D. Hanzlik, President                                           41-1767211                       612-896-3030
------------------------------------------------------------------------------------------------------------------------------------
Address                                                               City                             State             Zip
7400 West Metro Boulevard, Suite 475                                  Edina                            Minnesota         55439
------------------------------------------------------------------------------------------------------------------------------------
Gross Sales                                        No. Of Full-Time Employees                   Primary SIC Code
$1,625,720                                         18                                           4822-06, 3577
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT (Proprietors, partners, officers, directors and all holders of outstanding stock - 100% of ownership must be shown).
Use separate sheet if necessary.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   %        *Military Service
                                                                                            -----------------
Name and Social Security Number                    Complete Address              Owned        From       To        *Race      *Sex
------------------------------------------------------------------------------------------------------------------------------------
See Exhibit A attached hereto
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*This information is collected for statistical purposes only. It has no bearing on the credit decision to approve or decline this application.

------------------------------------------------------------------------------------------------------------------------------------
2.   PERSONAL GUARANTOR

------------------------------------------------------------------------------------------------------------------------------------
Name                                                   SSN                                        Telephone

------------------------------------------------------------------------------------------------------------------------------------
Address                                       City               State        Zip                 FAX

------------------------------------------------------------------------------------------------------------------------------------
3.   LENDER
------------------------------------------------------------------------------------------------------------------------------------
Name                                                                    Federal ID No.                     Telephone
Norwest Bank Minnesota, National Association                            41-1592157                         612-667-3504
------------------------------------------------------------------------------------------------------------------------------------
Address                                           City                  State          Zip                 FAX
Norwest Center, Sixth St & Marquette Ave          Minneapolis           MN             554795              612-667-2269
------------------------------------------------------------------------------------------------------------------------------------
                                           PART B. INFORMATION ABOUT THE TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
Loan Amount                                                                            Type (check one)
$500,000                                                                                  Revolving  |X|
------------------------------------------------------------------------------------   Transaction(S) Specific  |_|
Terms and Fees
     |_| 6 months          |X| 1 YEAR            |_| Other (SPECIFY)                   Renewal?      |_| Y  |X| N
------------------------------------------------------------------------------------
Interest Rate to be Charged              Other Fees or Charges (TYPE AND AMOUNT)       Conversion of Preliminary Commitment?
                                         Origination Fee - 1%                          |_| Y    |X| N
Norwest MN Base Rate + 4%                Facility Fee - 1%                             If Yes, #_____________
------------------------------------------------------------------------------------------------------------------------------------

IB-SBA Form 84-1
ev. 8/94

                             PART C. CERTIFICATIONS

1. BORROWER/EXPORTER CERTIFICATION

      The Borrower/Exporter certifies that the representations made and the facts stated by it in the application for a Working Capital Guarantee by the Export-Import Bank of the United States (EXIMBANK) or the Small Business Administration (SBA) are true, and that it has not misrepresented or omitted any material facts relevant to said representations. The Borrower/Exporter agrees that the validity and completeness of such representations and facts shall be a condition precedent to any liability of Eximbank or SBA under any guarantee issued. The Borrower/Exporter certifies that it does not have any actual knowledge and further certifies that is does not have any actual knowledge and further certifies did not withhold any actual knowledge which could reasonably be expected to cause or tend to cause a loss to Eximbank or SBA under its guarantee. If after the date of this Application, the Borrower/Exporter comes into possession of any such knowledge, the Borrower/Exporter agrees not to withhold it, and the undersigned agrees to immediately communicate such knowledge to Eximbank or SBA by facsimile or letter, as appropriate. Attach complete information for any box marked "yes".

1. Are there any pending or threatened liens, judgments or material litigation against the:

      Borrower    |_| YES    |X| NO      Guarantor    |_| YES    |X| NO

2. Has the Borrower/Exporter or its owner(S), or the Guarantor ever filed for protection under U.S. bankruptcy laws? Has either had an involuntary bankruptcy petition filed against it?

      Borrower    |_| YES    |X| NO      Guarantor    |_| YES    |X| NO

3. Has the Borrower/Exporter or its owner(S) or affiliates ever previously requested U.S. Government financing?

      Borrower    |_| YES    |X| NO      Guarantor    |_| YES    |X| NO

4. Are any of the individuals listed in Part A (a) presently under indictment, on parole or probation, or have they ever been (b) charged for any criminal offense other than a minor vehicle violation, or (c) convicted, placed on pretrial diversion, or placed on any form of probation including adjudication withheld pending probation for any criminal offense other than a minor vehicle violation?

      |_| YES    |X| NO     If YES, SBA Form 912 must be submitted with this
                            application (SBA APPLICANTS ONLY).

Name of Borrower/Exporter RSI SYSTEMS, INC.
--------------------------------------------------------------------------------
Signature  /s/ Donald C. Lies                          Date June 26, 1997
--------------------------------------------------------------------------------
Name and Title (PRINT OR TYPE) Donald C. Lies, President
--------------------------------------------------------------------------------
2. LENDER CERTIFICATION
--------------------------------------------------------------------------------

      The Lender certifies that the representations made and the facts stated by it in the application for a Working Capital Guarantee by the Export-Import Bank of the United States (EXIMBANK) or the Small Business Administration (SBA) are true to the best of its knowledge and belief, and that it has not misrepresented or omitted any material facts relevant to said representations. The Lender agrees that such representations and facts shall be a condition precedent to any liability of Eximbank or SBA thereunder. The Lender certifies that it does not have any actual knowledge and further certifies that it did not withhold any knowledge which could reasonably be expected to cause or tend to cause a loss to Eximbank or SBA under its guarantee. If after the date of this Application, the Lender comes into possession of any such knowledge, the Lender agrees not to withhold it, and the undersigned agrees to immediately communicate such knowledge to Eximbank or SBA by facsimile or letter as appropriate. By signing and submitting this application, the Lender certifies that it would not be willing to make this loan without a guarantee of Eximbank or SBA.

      The Lender further certifies to the best of his or her knowledge and belief, that if any funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with this commitment providing for the United States to guarantee a loan, the undersigned shall complete and submit a Standard Form-LLL, "Disclosure Form to Report Lobbying" in accordance with its instructions. Submission of this statement is a prerequisite for making or entering into this transaction imposed by Section 1352, Title 31, US Code. Any person who fails to file the required statement shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure. If Standard Form-LLL is necessary, it may be obtained from Eximbank or SBA.

Name of Lender     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

Signature  /s/ Christopher A. Cudak                    Date June 26, 1997
--------------------------------------------------------------------------------
Name and Title (PRINT OR TYPE) Christopher A. Cudak, Vice President
--------------------------------------------------------------------------------

                            APPLICATION INSTRUCTIONS

PART A.  PRINCIPAL PARTIES

1. BORROWER/EXPORTER. Complete this section with information on the individual or corporate borrower. Provide the preliminary SIC cord of the borrower, rather than the product being exported.

      MANAGEMENT. Complete this section for each proprietor, partner, officer or director owning 20% or more of the company.

2. PERSONAL GUARANTOR(S). The personal guarantee of the owner(s) is required in most cases.

3. LENDER. Leave blank if you are applying for a Preliminary Commitment and a prospective lender has not been identified.

PART B. INFORMATION ABOUT THE TRANSACTION

Provide the loan amount, term and type of loan requested. (See also Checklist item 3 below.)

PART C.  CERTIFICATIONS

This section must be signed by an authorized representative of the borrower and, if a request for a final commitment, an authorized representative of the lender.

                     CHECKLIST OF INFORMATION TO BE ATTACHED

BACKGROUND                                                           YES    N/A

1.    Brief resume of principals and key employees.

2. History of business; copy of business plan, if available; identify whether sole proprietorship, general partnership, corporation and/or subchapter-S corporation.

3. Explanation of use of proceeds and benefits of the loan guarantee, including details of the underlying transaction(s) for which loan is needed, including country(s) where the buyers are located.

4. Products to be exported are on the United States Munitions Control List (Part 121 of Title 22 of the Code of Federal Regulations), OR require a validated export license from the Bureau of Export Administration; If Yes, please attach explanation. If uncertain whether a validated export license is required, written verification from the appropriate licensing agency may be required before loan approval.

TRANSACTION

5. Description of products/services to be exported, including SIC codes and literature. (Indicate the percentage of foreign content.)

6. Copy of letter of credit and/or copy of buyer's order/contract, if available.

7. Export credit insurance-related material (policy, application, buyer credit limit), if applicable. 8. Copy of export license, if required.

FINANCIAL INFORMATION

9. Business financial statements (Balance Sheet, Income Statement, statement of Cash Flows) for the last three (3) years, if applicable.

10. Current financial statement (interim) dated within ninety (90) days of the date of application filing. 11. Aging of accounts receivable and accounts payable.

12.   The most recent Federal income tax return for the business.

13.   Schedule of all principal officer/owner's compensation for the past three
      (3) years and current year to date [if none, please indicate].

14. Signed personal financial statement(s) of the major shareholder(s)/partner(s) of the company (over 20%) and their most recent federal income tax return; (not required for venture capital partners).

15. Estimate of monthly cash flow for the term of the loan, highlighting the proposed export transaction.

16. Description of type and value of proposed collateral to support the loan (company assets/export product, i.e., inventory, accounts receivable, other).

17.   Credit memorandum attached, if the Lender is the applicant.

18. Nonrefundable $100 check or money order made out to the Eximbank or the SBA, as appropriate. Eximbank application fee for a Preliminary Commitment is $500.

                         MAILING/FORWARDING INSTRUCTIONS

1. IF SUBMITTED BY A BORROWER/EXPORTER

      a. Is Borrower/Exporter's requested loan                  YES      NO
         amount in Part B, $833,333 or less.                              X

      b. Is Borrower/Exporter a small business,                 YES      NO
         as defined by Title 13 CFR Part 121.601,                X

IF ANSWER TO BOTH OF THE ABOVE IS YES, SEND ENTIRE
SET OF MATERIALS TO SBA DISTRICT OFFICE NEAREST YOU.
CALL (800) 827-5722 FOR THE ADDRESS.

SEND YOUR APPLICATION TO EXIMBANK IN ALL OTHER SITUATIONS:

EXPORT-IMPORT BANK OF THE U.S.
QUALITY REVIEW UNIT
811 VERMONT AVENUE, NW
WASHINGTON, DC  20571

2. IF SUBMITTED BY A LENDER.

Is Lender using its Eximbank Delegated Authority?               YES      NO
                                                                 X

IF YES, SEND THE APPLICATION, THE LOAN AUTHORIZATION NOTICE
AND THE $100 APPLICATION FEE TO THE EXIMBANK ADDRESS ABOVE,
IRRESPECTIVE OF THE GUARANTEE AMOUNT.


      If you knowingly make a false statement or over value a security in order to obtain a guaranteed loan from SBA or Eximbank, you can be fined up to $10,000 or imprisoned for not more than five years (or both) under 18 USC 1001.

      PUBLIC BURDEN STATEMENTS
      Public burden reporting for this collection of information is estimated to average 2 hours per response, including time required for searching existing data sources, gathering the necessary data, providing the information required, and reviewing the final collection. Send comments on the accuracy of this estimate of the burden and recommendations for reducing it to: The Office of Management and Budget, Paperwork Reduction Project (3048-0003), Washington, DC 20503.

                                                               OMB NO. 3048-0003
                                                         EXPIRES AUGUST 31, 1997

                                                                   Exhibit A to Joint Application


                       Ownership and Management Structure

                                                              MILITARY SERVICE
NAME AND                                                      ----------------
SOCIAL SECURITY NUMBER    COMPLETE ADDRESS        % OWNED(1)    FROM       TO      *RACE     *SEX
-------------------------------------------------------------------------------------------------
Richard F. Craven         3045 Sussex Road          16.7%       N/A        N/A      Cauc.      M
###-##-####               Orono, MN 55356

Byron Gary Shaffer        6124 Scotia Drive          4.6%      (Navy)     (Navy)    Cauc.      M
###-##-####               Edina, MN 55439                     June '54   June '56

David W. Stassen          6516 Stauder Circle         <1%       N/A        N/A      Cauc.      M
###-##-####               Edina, MN 55136

William J. Brummond       7665 Gibralter Terrace     1.4%       N/A        N/A      Cauc.      M
###-##-####               Apple Valley, MN 55124

Donald C. Lies            9425 Toledo Avenue         2.8%       N/A        N/A      Cauc.      M
###-##-####               Bloomington, MN 55437

Richard J. Braun          18710 24th Avenue          2.0%      Army       Army      Cauc.      M
###-##-####               Plymouth, MN 55447                   1968       1970

Dennis A. Leese           5608 Brookview Avenue      8.4%       N/A        N/A      Cauc.      M
###-##-####               Edina, MN 55424

James D. Hanzlik          9650 Summit Place            0%       N/A        N/A      Cauc.      M
###-##-####               Chaska, MN 55318

---------------------
(1) RSI 1996 Annual Report, page 16.

                                                                        ANNEX A2

                   [Two originals to be provided to Eximbank]


To:      Export-Import Bank of the United States
         811 Vermont Avenue, N.W.
         Washington, D.C. 20571
         Attention: Vice President - United States Division

                            LOAN AUTHORIZATION NOTICE

         We hereby notify the Export-Import Bank of the United States ("Eximbank") that, pursuant to the delegated authority granted by Eximbank to the undersigned institution (the "Lender") under the Delegated Authority Letter Agreement referred to below between the Leader and Eximbank, we have issued an Eximbank Guarantee under the Master Guarantee Agreement between Eximbank and the Lender, of the loan identified below from the Lender to the Borrower (the "Loans"). The Loan is subject to the specific terms and conditions set forth below. Unless otherwise defined, the capitalized terms used herein shall have the meanings set forth in the Master Guarantee Agreement.

(1)      Documentation and Location of Loan Documents:

         Name of Lender:  Norwest Bank Minnesota, National Association

         Delegated Authority Letter Agreement Number:  MN____-DA- 96-A-001

         Master Guarantee Agreement Number:  MN___-MGA- 96-001

         Borrower Agreement Date: June __, 1997

         Location of Loan Documents: Norwest Business Credit, Inc., Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0152

         If the Borrower was assisted by a city/state export agency, please provide the name of the agency, contact person, and telephone number.

               No

(2) Borrower's Name and Address: The full name, address, contact person, telephone and telefax numbers of the Borrower are as follows:

                  RSI Systems, Inc.                       Tel: (612) 896-3026
                  7400 West Metro Boulevard, Suite 475
                  Edina, Minnesota 55439                  Fax: (612) 896-3030
                  Attention: James D. Hanzlik

         IS THE BORROWER A SMALL BUSINESS AS STIPULATED BY SBA GUIDELINES ?

         __X__ YES _____ NO

(3) Guarantor's Name and Address: The full name, address, telephone and telefax numbers of each Guarantor are as follows:

                  None

         [If there are no guarantors, the word "None" must be inserted above in order for this Notice to be considered complete.]

(4)      The Items to be financed:

         A. The Items: (Complete description of goods and services to be exported, e.g. machine tools, electronic components, logs, etc.)

                  ERI's Video Conferencing Systems
                  Video Flyer Video Conferencing Systems

                  SIC Codes  4822-06, 3577, 7373

         B. Are Performance Guarantees (e.g. bid bonds, performance bonds, advance payment guarantees in the form of stand-by letters of credit) to be issued under this Loan?

                  |_|      Yes      If yes, approximately what percentage of the
                                    Loan will be utilized for performance
                                    guarantees? _________

                  |X|      No

(5)      Loan Amount, Disbursement Terms and Conditions and Disbursement Rates:

         A.       Loan Amount: $500,000

         B.       Disbursement Terms and Conditions:

                  |X|      Disbursements will be made against multiple Export
                           Orders.

                  |_| Disbursements will be made against a specific contract.

         C.       Disbursement Rates by Categories of Collateral:

                  1. Inventory: The Disbursement Rate for Collateral categorized as Inventory shall be as follows:

                                               __60%__ percent

                  2. Accounts Receivable: The Disbursement Rate for Collateral categorized as Accounts Receivable shall be as follows:

                                               __80%__ percent

                  3.       Other (specify) ___________________________________

                                               _____ percent

         D.       Type of Loan:

         |X|      The Loan is a Revolving Loan.

                  For Revolving Loans identify the top three countries of export:

                  Germany (5%)
                  Singapore (5%)
                  Malaysia (5%)

                  Estimated Total Export Sales to be supported by this Loan:
                  $1,000,000

         |_|      The Loan is a Transaction Specific Loan.

                  For Transaction Specific Loans identify contract or purchase order:

                          Country of Export: _____________________

                          Contract Price: $_______________________

                          Contract Number: _______________________

                          Contract Date: _________________________

                          Parties: _______________________________

(6)      Security Interests in the Load Collateral:

         Valid and enforceable, perfected security interests in the following Collateral, and the proceeds thereof:

         A.       First priority in the following;

                  |_|      All Inventory.

                  |X|      All Export-related Inventory.

                  |_|      Contract-related Inventory.

                  |_|      All Accounts Receivable.

                  |X|      All Export-related Accounts Receivable.

                  |_|      Contract-related Accounts Receivable.

                  |_|      Other collateral, please specify.

                           ____________________________________________________

         B.       Additional Collateral:

                  |_| Other, please specify. Junior lien on all other assets

                  To the extent applicable, "Export-related Inventory" shall mean all of the Borrower's Inventory which is intended to be sold pursuant to Export Orders. Unless the Export-related Inventory can be effectively segregated, for purposes of claim recoveries under the Master Guarantee Agreement, the Export-related Inventory will be determined on a PRO-RATA basis comparing as of the date of default the amount outstanding under the Loan with the aggregate amount outstanding under all other short term inventory financing of the Borrower. IF THE LENDER ELECTS TO SEPARATELY COLLATERALIZE THE TEN PERCENT (10%) PORTION OF THE LOAN NOT GUARANTEED BY EXIMBANK, THE LENDER SHALL FULLY DESCRIBE SUCH SEPARATE COLLATERAL IN SECTION 8 OF THIS NOTICE IN ORDER FOR THIS NOTICE TO BE CONSIDERED COMPLETE.

(7) Terms of Sale (not to exceed 180 days; check all that apply; at least one must be checked in order for this Notice to be considered complete):

         |X|      Confirmed irrevocable letters of credit.

         |X|      Irrevocable letters of credit.

         |_| Open account insured through Eximbank export credit insurance for comprehensive and political risk.

         |_| Open account insured through non-Eximbank export credit insurance for comprehensive commercial and political risk.

         |X|      Cash payment received prior to shipment.

         |X|      Open account uninsured.

         |X| Sight drafts documents against payment (also known as "documentary collections").

         |_| Other terms. [If checked, any such terms of sale must be fully described on an attached addendum in order for this Notice to be considered complete.]

(8)      Lender's Interest Rate:     Norwest MN Base Rate + 4%

         Other Fees: _Facility Fee - 1%; Origination Fee - 1%

         Are you separately collateralizing the 10% portion of this Loan? No _x_
         __ Yes      If yes, please specify separate collateral. _______________
         _______________________________________________________________________

         Note: The Lender cannot collateralize its retained 10% risk with cash, cash equivalents or marketable securities from either the Borrower, any Guarantor, or any of the Exporter's Affiliates (as defined in Section 7(b) of the Delegated Authority Letter Agreement) or any third party guarantors.

(9)      Facility Fee:

         |X| Loan Amount is less than or equal to $2,000,000: In connection with the commitment of the Guarantee, the Lender shall charge the Borrower a Facility Fee equal to 75 basis points of the total Loan Amount for a term of up to six (6) months or less, or 150 basis points of the total Loan Amount for a term of greater than six (6) and up to twelve (12) months. In all cases, the Lender shall remit 25 basis points of the total Loan Amount to Eximbank within five (5) Business Days after the Closing Date.
                          Facility Fee remitted: $1,250

         |_| Loan amount is for more than $2,000,000: In connection with the commitment of the Guarantee, the Lender shall charge the Borrower a Facility Fee as shown in the chart below:

--------------------------------------------------------------------------------
                                                      EXIMBANK
TERM OF LOAN          LOAN AMOUNT:   FACILITY FEE =   RECEIVES +  LENDER RETAINS

Up to six months
     First            $2,000,000     75 b.p.          25 b.p.     50 b.p.
     Portion over     $2,000,000     75 b.p.          37.5 b.p.   37.5 b.p.

Greater than 6
months, up to 12
months
     First            $2,000,000     150 b.p.         25 b.p.     125 b.p.
     Portion over     $2,000,000     150 b.p.         75 b.p.     75 b.p.
b.p. = basis point

For a Guarantee with a term exceeding 12 months, the Facility Fee will be pro-rated accordingly.
--------------------------------------------------------------------------------


                  Facility Fee on first $2,000,000          $___________________

                  Facility Fee on portion over $2,000,000   +___________________

                  Total Facility Fee remitted:              $___________________

(10)     Availability Date: June 25, 1998.

(11) Country Limitation Schedule: [From time to time, Eximbank will provide updated Country Limitation Schedules to all Lenders active in the Working Capital Guarantee Program, and to all Delegated Authority Lenders. It is the Lender's responsibility to provide a copy to the Exporter within seven (7) Business Days of receipt. The updated Country Limitation Schedule will supersede the previous Country Limitation Schedule.]

         IN WITNESS WHEREOF, the Lender has caused this instrument to be sealed this 26th day of June, 1997.


Name of Lender:            NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

         By:               /s/ Christopher A. Cudak
                           -------------------------
                                (Signature)

         Name:             Christopher A. Cudak
                           -------------------------
                                (Print or Type)

         Title:            Vice President
                           -------------------------
                                (Print or Type)

Address:                                             Telephone: (612) 667-3504

Norwest Center, Sixth St. & Marquette Ave.
Minneapolis, Minnesota 55479-0085                    Telefax: (612) 667-2269

Receipt acknowledged by:

EXPORT-IMPORT BANK OF THE UNITED STATES

By: /s/ Sam Z. Zytcer
    ----------------------------------
                (Signature)

Name: Sam Z. Zytcer
      --------------------------------
                (Print or Type)

Title: Vice President
       -------------------------------
                (Print or Type)

Date: July 9, 1997
      --------------------------------

Eximbank hereby designates the Loan referred to in this Loan Authorization Notice as Guaranteed Loan No. APO72433XX.

                                                         (Revised April 1, 1996)

Reminders:

     1) Did you include the completed application, signed by Exporter and Lender?

     2)   Did you include the $100 Application Fee?

     3)   Did you include the appropriate Facility Fee?

     4) Have you completed the Loan Authorization Notice and submitted TWO originals?

If you need assistance in completing this document, please do not hesitate to contact the U.S. Division directly at 202/565-3780.

                     EXPORT-IMPORT BANK OF THE UNITED STATES
                        WORKING CAPITAL GUARANTEE PROGRAM
                               BORROWER AGREEMENT

         THIS BORROWER AGREEMENT (this "Agreement") is made and entered into by RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), and is acknowledged by NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

         A. The Lender shall make a loan (the "Loan") to the Borrower for the purpose of providing the Borrower with pre-export working capital to finance the manufacture, production or purchase and subsequent export sale of the Items (as hereinafter defined).

         B. The Loan shall be in a principal amount (the "Loan Amount") not to exceed at any time outstanding the amount specified in Section (5)(A) of the Loan Authorization Agreement between the Lender and the Export-Import Bank of the United States ("Eximbank") which is attached hereto as Exhibit A and incorporated herein as a part of this Agreement. If the Loan is being made pursuant to the Lender's Delegated Authority from Eximbank, all references herein to the Loan Authorization Agreement shall be deemed to be to the Loan Authorization Notice provided to Eximbank and the Borrower by the Lender.

         C. The Loan shall be evidenced by a valid and enforceable promissory note payable by the Borrower to the order of the Lender (the "Note") and shall be made pursuant to a written agreement related solely thereto between the Borrower and the Lender (the "Loan Agreement").

         D. A condition precedent to the making of the Loan by the Lender is that Eximbank guarantee the payment of ninety percent (90%) of the Loan Amount and all interest accrued thereon, subject to the terms and conditions of a master guarantee agreement (the "Master Guarantee Agreement") between Eximbank and the Lender.

         E. In consideration for and as a condition precedent to the Lender's making the Loan and Eximbank's entering into the Master Guarantee Agreement, the Borrower shall execute this Agreement for the benefit of the Lender and Eximbank.

          NOW, THEREFORE, the Borrower hereby agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

          "Accounts Receivable" shall mean those trade accounts from the sale of the Items due and payable to the Borrower in the United States and any notes, drafts, letters of credit or insurance proceeds supporting payment thereof.

          "Availability Date" shall mean the last date on which the Lender may make a Disbursement as set forth in Section (10) of the Loan Authorization Agreement or, if such date is not a Business Day, the next Business Day thereafter.

          "Borrowing Base" shall mean the Collateral Value as discounted by the applicable Disbursement Rate(s).

          "Borrowing Base Certificate" shall mean the certificate in form provided by the Lender and executed by the Borrower setting forth the Borrowing Base supporting one or more Disbursements.

          "Business Day" shall mean any day on which the Federal Reserve Bank of New York is open for business.

          "Buyer" shall mean an entity which has entered into one or more Export Orders with the Borrower.

          "Closing Date" shall mean the date on which the Loan Documents are executed by the Borrower.

          "Collateral" shall mean the property of the Borrower in which the Borrower has granted to the Lender a valid and enforceable security interest as security for the payment of all principal and interest due under the Loan, and which is identified in Section (6) of the Loan Authorization Agreement, including all proceeds (cash and non-cash) thereof.

           "Collateral Value" shall mean at any given time the value of all Collateral against which Disbursements may be made as set forth in Section
(5)(C) of the Loan Authorization Agreement, valued according to GAAP.

          "Country Limitation Schedule" shall mean the most recent schedule published by Eximbank and provided to the Borrower by the Lender which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to countries listed therein.

          "Debarment Regulations" shall have the meaning set forth in Section 2.16.

          "Disbursed Amount" shall mean the aggregate outstanding amount of the Disbursements.

          "Disbursement" shall mean an advance of the Loan from the Lender to the Borrower under the Loan Agreement.

          "Disbursement Rate" shall mean the rate specified in Section (5)(C) of the Loan Authorization Agreement for each category of Collateral.

          "Dollars" or "$" shall mean the lawful money of the United States of America.

          "Export Order" shall mean a written export order or contract for the purchase by the Buyer from the Borrower of any of the Items.

          "GAAP" shall mean the generally accepted accounting principles issued by the American Institute of Certified Public Accountants.

          "Guarantor" shall mean each person or entity, if any, identified in Section (3) of the Loan Authorization Agreement who shall guarantee (jointly and severally if more than one) the Borrower's obligation to repay all amounts outstanding under the Note.

          "Inventory" shall mean the raw materials, work-in-process and finished goods purchased or manufactured by the Borrower for resale and located in the United States.

          "Items" shall mean the finished goods or services which are intended for export, as specified in Section (4)(A) of the Loan Authorization Agreement.

          "Letter of Credit" shall mean an irrevocable letter of credit subject to UCP 500, payable in the United States or at the issuing bank and issued either: (i) for the benefit of the Borrower on behalf of a Buyer in connection with the purchase of the Items; or (ii) for the benefit of United States supplier(s) on behalf of the Borrower in connection with the purchase of goods or services from the supplier by the Borrower, which purchase is in support of the export sales financed under the Loan.

          "Loan Documents" shall mean the Note, the Loan Agreement, this Agreement and any other instrument, agreement or document previously, simultaneously or hereafter executed by the Borrower or any Guarantors evidencing, securing, guaranteeing or in connection with the Loan.

          "Principals" shall have the meaning set forth in Section 2.16.

          "Revolving Loan" shall mean a Loan under which amounts disbursed and repaid may be disbursed on a continuous basis during the term of the Loan.

          "Transaction Specific Loan" shall mean a Loan under which amounts disbursed and repaid may not be disbursed again.

          "U.S." or "United States" shall mean the United States of America and its territorial possessions.

          "U.S. Content" shall mean with respect to any Item all the labor, materials and services which are of U.S. origin or manufacture, and which are incorporated into an Item in the United States

                                   ARTICLE II

                           OBLIGATIONS OF THE BORROWER

          Until payment in full of the Loan, the Borrower agrees to the following:

          Section 2.1 Use of Disbursements. The Borrower shall use Disbursements only for the purpose of enabling the Borrower to finance the cost of manufacturing, producing, purchasing or selling the Items. The Borrower may not use Disbursements for the purpose of: (a) servicing any of the Borrower's pre-existing or future indebtedness unrelated to the Loan; (b) acquiring fixed assets or capital goods for use in the Borrower's business; (c) acquiring, equipping or renting commercial space outside of the United States; (d) paying the salaries of non-U.S. citizens or non-U.S. permanent residents who are located in offices outside the United States; or (e) serving as a retainage or warranty bond.

          In addition, Disbursements may not be used to finance the manufacture, purchase or sale of any of the following:

          (a) Items to be sold to a Buyer located in a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

          (b) that part of the cost of the Items which is not U.S. Content unless such part is not greater than fifty percent (50%) of the cost of the Items and is incorporated into the Items in the United States;

          (c) defense articles or defense services; or

          (d) without Eximbank's prior written consent, any Items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water Production facilities.

          Section 2.2 Borrowing Base Certificates and Export Orders. In order to receive a Disbursement under the Loan, the Borrower shall deliver to the Lender a Borrowing Base Certificate current within the past five (5) Business Days and a copy of the Export Order(s) (or, for Revolving Loans, if permitted by the Lender, a written summary of the Export Orders) against which the Borrower is requesting a Disbursement. If the Lender permits summaries of Export Orders, the Borrower shall also deliver promptly to the Lender copies of any Export Orders requested by the Lender. Additionally, the Borrower shall deliver to the Lender at least once every thirty (30) calendar days a Borrowing Base Certificate current within the past five (5) Business Days, which requirement may be satisfied by submission of a Borrowing Base Certificate when requesting a Disbursement.

          Section 2.3 Exclusions from the Borrowing Base. In determining the amount of a requested Disbursement, the Borrower shall exclude from the Borrowing Base the following:

          (a) any Inventory which is not located in the United States;

          (b) any demonstration Inventory or Inventory sold on consignment;

          (c) any Inventory consisting of proprietary software;

          (d) any Inventory which is damaged, obsolete, returned, defective, recalled or unfit for further processing;

          (e) any Inventory which has been previously exported from the United States;

          (f) any Inventory which constitutes defense articles or defense services or any Accounts Receivable generated by sales of such Inventory;

          (g) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

          (h) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank coverage is not available for commercial reasons as designated in the Country Limitation Schedule, unless and only to the extent that such Items are to be sold to such country on terms of a Letter of Credit confirmed by a bank acceptable to Eximbank:

          (i) any Inventory which is to be incorporated into Items whose sale would result in an ineligible Account Receivable;

          (j) any Account Receivable with a term in excess of net one hundred eighty (180) days;

          (k) any Account Receivable which is more than sixty (60) calendar days past the original due date, unless it is insured through Eximbank export credit insurance for comprehensive commercial and political risk, or through Eximbank approved private insurers for comparable coverage, in which case ninety (90) calendar days shall apply;

          (l) any intra-company Account Receivable or any Account Receivable from a subsidiary of the Borrower, from a person or entity with a controlling interest in the Borrower or from an entity which shares common controlling ownership with the Borrower;

          (m) any Account Receivable evidenced by a Letter of Credit, until the date of shipment of the Items covered by the subject Letter of Credit;

          (n) any Account Receivable which the Lender or Eximbank, in its reasonable judgment, deems uncollectible for any reason;

          (o) any Account Receivable payable in a currency other than Dollars, except as may be approved in writing by Eximbank;

          (p) any Account Receivable from a military Buyer, except as may be approved in writing by Eximbank; and

          (q) any Account Receivable due and collectible outside the United States, except as may be approved in writing by Eximbank.

          Section 2.4 Schedules, Reports and Other Statements. The Borrower shall submit to the Lender in writing each month (a) an Inventory schedule for the preceding month and (b) an Accounts Receivable aging report for the preceding month detailing, the terms of the amounts due from each Buyer. The Borrower shall also furnish to the Lender promptly upon request such information, reports, contracts, invoices and other data concerning the Collateral as the Lender may from time to time specify.

          Section 2.5 Additional Security or Payment. The Borrower shall at all times ensure that the Borrowing Base exceeds the Disbursed Amount. If informed by the Lender or if the Borrower otherwise has actual knowledge that the Borrowing Base is at any time less than the Disbursed Amount, the Borrower shall, within five (5) Business Days, either (a) furnish additional security to the Lender, in form and amount satisfactory to the Lender and Eximbank, or (b) pay to the Lender an amount equal to the difference between the Disbursed Amount and the Borrowing Base.

          Section 2.6 Continued Security Interest. The Borrower shall notify the Lender in writing within five (5) Business Days if (a) the Borrower changes its name or identity in any manner, (b) the Borrower changes the location of its principal place of business, (c) the nature of any of the Collateral is changed or any of the Collateral is transferred to another location or (d) any of the books or records related to the Collateral are transferred to another location. The Borrower shall execute such additional financing statements or other documents as the Lender may reasonably request in order to maintain its perfected security interest in the Collateral.

          Section 2.7 Inspection of Collateral. The Borrower shall permit the representatives of the Lender and Eximbank to make at any time during normal business hours reasonable inspections of the Collateral and of the Borrower's facilities, activities, and books and records, and shall cause its officers and employees to give full cooperation and assistance in connection therewith.

          Section 2.8 Notice of Debtor's Relief, Dissolution and Litigation. The Borrower shall notify the Lender in writing within five (5) Business Days of the occurrence of any of the following:

          (a) a proceeding in bankruptcy or an action for debtor's relief is filed by, against, or on behalf of the Borrower;

          (b) the Borrower fails to obtain the dismissal or termination within thirty (30) calendar days of the commencement of any proceeding or action referred to in (a) above;

          (c) the Borrower begins any procedure for its dissolution or liquidation, or a procedure therefore has been commenced against it; or

          (d) any material litigation is filed against the Borrower.

          Section 2.9 Insurance. The Borrower shall maintain insurance coverage in the manner and to the extent customary in businesses of similar character.

          Section 2.10 Merger or Consolidation. Without the prior written consent of Eximbank and the Lender, the Borrower shall not (a) merge or consolidate with any other entity, (b) sell, lease, transfer or otherwise dispose of any substantial part of its assets, or any part of its assets which are essential to the conduct of its business or operations, (c) make any material change in its organizational structure or identity, or (d) enter into any agreement to do any of the foregoing.

          Section 2.11 Reborrowings and Repayment Terms. (a) If the Loan is a Revolving Loan, provided that the Borrower is not in default under any of the Loan Documents, the Borrower may borrow, repay and reborrow amounts under the Loan until the close of business on the Availability Date. Unless the Revolving Loan is renewed or extended by the Lender, the Borrower shall pay in full the outstanding Loan Amount and all accrued and unpaid interest thereon no later than the first Business Day after the Availability Date.

          (b) If the Loan is a Transaction Specific Loan, the Borrower shall, within two (2) Business Days of the receipt thereof, pay to the Lender (for application against the outstanding Loan Amount and accrued and unpaid interest thereon) all checks, drafts, cash and other remittances it may receive in payment or on account of the Accounts Receivable or any other Collateral, in precisely the form received (except for the endorsement of the Borrower where necessary). Pending such deposit, the Borrower shall not commingle any such items of payment with any of its other funds or property, but will hold them separate and apart.

          Section 2.12 Cross Default. The Borrower shall be deemed in default under the Loan if the Borrower fails to pay when due any amount payable to the Lender under any loan to the Borrower not guaranteed by Eximbank.

          Section 2.13 Financial Statements. The Borrower shall provide quarterly financial statements to the Lender no later than forty-five (45) days after the end of each quarter. This is in addition to any other financial statements that may be required by the Lender under the Loan Agreement.

          Section 2.14 Taxes, Judgments and Liens. The Borrower shall remain current on all of its federal, state and local tax obligations. In addition, the Borrower shall notify the Lender in the event (i) any judgment is rendered against the Borrower, or (ii) any lien is filed against any of the assets of the Borrower.

          Section 2.15 Munitions List. If any of the Items are articles, services, or related technical data that are listed on the United States Munitions List (part 121 of title 22 of the Code of Federal Regulations), the Borrower shall send a written notice promptly to the Lender describing the Item(s) and the corresponding invoice amount.

          Section 2.16 Suspension and Debarment, etc. On the date of this Agreement neither the Borrower nor its Principals (as defined below) are (A) debarred, suspended, proposed for debarment with a final determination skill pending, declared ineligible or voluntarily excluded (as such terms are defined under any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (B) indicted, convicted or had a civil judgment rendered against the Borrower or any of its Principals for any of the offenses listed in any of the Debarment Regulations. Unless authorized by Eximbank, the Borrower will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations. The Borrower will provide immediate written notice to the Lender if at any time it learns that the certification set forth in this Section
2.16 was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes hereof, (1) "Principals" shall mean any officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities with respect to the Borrower; or any other person (whether or not an employee) who has critical influence on or substantive control over the transaction covered by this Agreement and (2) the Debarment Regulations shall mean (x) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988),
(y) Subpart 9.4 (Debarment, Suspension and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400-9.409 and (z) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 60 Fed. Reg. 33037 (June 26, 1995).

          Section 2.17 Special Conditions. The Borrower shall comply with all Special Conditions, if any, referenced in Section (11) of the Loan Authorization Agreement or the Loan Authorization Notice.

                                   ARTICLE III

                               RIGHTS AND REMEDIES

          Section 3.1 Indemnification. Upon Eximbank's payment of a claim to the Lender in connection with the Loan pursuant to the Master Guarantee Agreement, Eximbank shall assume all rights and remedies of the Lender under the Loan Documents and may enforce any such rights or remedies against the Borrower, the Collateral and any Guarantors. Additionally, the Borrower shall hold Eximbank and the Lender harmless from and indemnify them against any and all liabilities, damages, claims, costs and losses incurred or suffered by either of them resulting from (a) any materially incorrect certification or statement knowingly made by the Borrower or its agent to Eximbank or the Lender in connection with the Loan, this Agreement or any of the other Loan Documents or (b) any material breach by the Borrower of the terms and conditions of this Agreement or any of the other Loan Documents. The Borrower also acknowledges that any statement, certification or representation made by the Borrower in connection with the Loan is subject to the penalties provided in Article 18 U.S.C. Section 1001.

                                   ARTICLE IV

                                  MISCELLANEOUS

          Section 4.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, United States of America.

          Section 4.2 Notification. All notifications required by this Agreement shall be given in the manner provided in the Loan Agreement.

          Section 4.3 Partial Invalidity. If at any time any of the provisions of this Agreement becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, the validity nor the enforceability of the remaining provisions hereof shall in any way be affected or impaired.

         IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed as of the 26th day of June, 1997.

                                   RSI SYSTEMS, INC.

                                   By /s/ Donald C. Lies
                                      -----------------------------------------
                                      Donald C. Lies
                                      Its President and Chief Executive Officer

ACKNOWLEDGED:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By /s/ Christopher A. Cudak
   ------------------------------------
   Christopher A. Cudak
   Its Vice President

Guaranteed Loan No. APO72933XX

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                                    Exhibit A

                          Loan Authorization Agreement